As filed with the SEC on April 28, 2005
Registration No: 333-01031

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 11

_________________

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

(Exact Name of Trust)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-37777

(973) 802-7333

(Address and telephone number of executive offices)

JOHN M. EWING

VICE PRESIDENT and CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

[_]     immediately upon filing pursuant to paragraph (b) of Rule 485

[X]     on May 1, 2005 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]     This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

PROSPECTUS

May 1, 2005

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIALVARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT (800) 562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                         PROSPECTUS CONTENTS

      Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)        28
      Accidental Death And Dismemberment Benefit.......................................................................28
      Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage..................................29
      Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)28

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential Insurance,” the “Company,”“we,” “our,” or “us”) for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her qualified dependents.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we include a Definitions Of Special Terms section on page 45.

The Prudential Variable Contract Account GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2(“Separate Account”) has 131 variable investment options, including The Prudential Series Fund, Inc. (“Series Fund”). We call each investment option a “Subaccount.” We will invest the assets of each Subaccount in the Series Fund, or in the other mutual fund portfolios. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 22 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 22 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

We describe the Funds chosen by your Group Contractholder briefly in the section called “The Funds” that appears in the supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those group contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.

SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, make withdrawals or surrender the certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section beginning on page 15.

Transaction Fees

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Charge                                  When Charge is Deducted               Maximum Guaranteed Charge*
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Sales Expenses                This charge is deducted from each    3.5% of each premium payment.
(Load)                                  premium when the premium is paid.

--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Taxes Attributable to        This charge is deducted from each     Currently, the maximum is 5.419% of each
Premiums1                               premium when the premium is paid.     premium payment.

--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Processing Premiums           This charge is deducted from each    $2 from each premium payment.
                                        premium when the premium is paid.
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Surrender Charge                        This charge is assessed on a full     The lesser of $20 or 2% of the amount
                                        Surrender of a Certificate.           surrendered.

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Withdrawal Charge                       This charge is assessed on a          The lesser of $20 or 2% of the amount
                                        Withdrawal (Partial Surrender).       withdrawn.

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--------------------------------------- ------------------------------------- --------------------------------------------
Transfer Charge                         This charge is assessed when          $20 per transfer after the twelfth.
                                        transfers between investment
                                        options exceed 12 in a Certificate
                                        Year.
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Additional Statements        This charge is assessed each time     $20 per statement.
                                        you request an additional statement.
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Loan Transaction Charge                 This charge is assessed when a loan   $20 for each loan.
                                        is processed.
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Loan Interest                           This charge accrues daily.            The Loan Account crediting rate plus 2%.
--------------------------------------- ------------------------------------- --------------------------------------------

* The current charge may be less.

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the maximum premium tax is 5.419%, based on the state or territory with the highest current state premium tax. However, this maximum amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                  Periodic Charges Other Than The Funds' Operating Expenses
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
                                                 When Charge is Deducted
                    Charge                                                                  Amount Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge                                   Daily
(for Mortality & Expense Risk)                                            Maximum - an effective annual rate of 0.90% of the
                                                                          amount of assets in the variable investment
                                                                          options.
------------------------------------------------ ------------------------ ----------------------------------------------------

Charge for Administrative Expenses                       Monthly          Maximum - $6.00
------------------------------------------------ ------------------------ ----------------------------------------------------
*Cost of Insurance2                                                       Maximum - $83.33
                                                                          Minimum - $0.03**
        Charge for a Representative                                       Representative current charge - $0.14****
        Certificate Owner                           Deducted monthly
------------------------------------------------ ------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

*Additional Insurance Benefits3:
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
                                                                          Maximum - $21.25***

        Spouse Term Insurance                       Deducted monthly      Minimum - $0.05***
                                                                          Representative current charge -  $0.14*****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
                                                                          Maximum -$0.10***

        Child Term Insurance                        Deducted monthly      Minimum - $0.06***
                                                                          Representative current charge -
                                                                          $0.06******
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
        AD&D on employee's life                                           Maximum - $0.025***

                                                    Deducted monthly      Minimum - $0.020***
                                                                          Representative current charge $.020****** Plan 1

                                                                          $.025****** Plan 2

                                                                          $.025****** Plan
                                                                          3
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
        AD&D on Spouse's life                                             Maximum - $0.034***

                                                 Deducted monthly         Minimum - $0.032***
                                                                          Representative current charge  $.032******Plan 1

                                                                          $.034******Plan
                                                                          2
------------------------------------------------ ------------------------ ----------------------------------------------------
*                The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at                    Risk.
**              This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
 ***           These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate                    for additional insurance benefits.
****         The representative current charge for cost of insurance is a sample rate currently charged for a 48 year old insured, who is an active                  employee in the largest insured group.
*****      The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the                  spouse of an active employee in the largest insured group.
******   The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in                  the largest insured group.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.

3 These benefits may not be available to some groups.

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operating Expenses*                            Minimum          Maximum
----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------

Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,      0.38%            3.89%
distribution and/or service (12b-1) fees, and other expenses
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004,  the net fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets (after expense  reimbursements  or waivers, which reimbursements or waivers may terminate at any time).

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal. See the Death Benefit and Contract Values section on page 31.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section on page 15).

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page 15.

Transfers

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections on page 23.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section on page 24.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Taxes section on page 38.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Taxes section on page 38.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section on page 36, and the Taxes section on page 38.

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section on page 22.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section on page 38.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Risk of an Increase in Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section on page 37 and the Reinstatement section on page 38. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Taxes section on page 38.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your death benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section on page 38.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section on page 38.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section on page 38.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

RISK /BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section on page 13 and The Fixed Account section on page 15.

Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contracts and Certificates are issued by The Prudential Insurance Company of America (“Prudential Insurance,” “we” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance’s other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential Insurance’s other assets. These assets may not be charged with liabilities that arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 131 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 131 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

Voting Rights

Prudential Insurance is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund’s shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund’s fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws. Here’s how we will determine the number of Fund shares and votes for which you may give instructions:

o       To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o       The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds’ portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance’s management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance’s general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page 22. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section on page 29.

CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

o	The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential Insurance receives. This is Prudential Insurance’s estimate of the average burden of state taxes for existing Group Clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5.069%. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

o	The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section below.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction Of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

o	The size of the group;

o	The total amount of premium payments we expect to receive;

o	How long Participants will hold their Certificates;

o	The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will decrease; and

o	Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

o	your Certificate's "Net Amount at Risk" by

-
o	the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

o	the Covered Person's age;

o	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

o	the life expectancy of the people covered under your Group Contract;

o	whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section on page 28;

o	whether or not the Certificate is provided on a Portable basis; and

o	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

o	The number of Certificates in effect;.

o	The number of new Certificates issued;

o	The number of Certificates surrendered or becoming Portable;

o	The expected claims (death benefits, accelerated benefits and surrenders);

o	The expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

o	The expected expenses; and

o	The level of administrative services provided to the Group Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

o	guaranteed issue procedures, if any;

o	simplified underwriting that may not require a medical exam, blood tests or urine tests;

o	groups with substandard risks characteristics; and

o	the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section on page 37.

COI Rates: The highest current charge per thousand is $42.10, and applies to insureds ages 95 and above, who are smokers and have reported their coverage under certain group insurance contracts. The lowest rate per thousand is $0.029, and applies to insured nonsmoking active employees, under age 30, under certain group insurance contracts.

The following table provides sample per thousand charges:

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          Insured's Age             Monthly Cost of Insurance Rate per $1000
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              35                                     $.070
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              45                                     $.153
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              55                                     $.402
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              65                                     $1.022
------------------------------- -------------------------------------------------

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described on page 17, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section on page 37.

1.     Charge For Additional Insurance Benefits: The Additional Insurance Benefits section on page 28 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

        Accelerated Benefit Option:     There is no additional charge for this benefit.

        Spouse Term Insurance:     The highest rate per thousand currently offered for this benefit is $21.25, and applies to spouses at age 99. The     lowest rate per thousand currently offered is $.049, and applies to spouses under age 30.

        The following table provides sample per thousand charges:

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     Insured's Age          Monthly Rate per $1000
----------------------- -----------------------------
----------------------- -----------------------------
          35                       $.075
----------------------- -----------------------------
----------------------- -----------------------------
          45                       $.138
----------------------- -----------------------------
----------------------- -----------------------------
          55                       $.400
----------------------- -----------------------------
----------------------- -----------------------------
          65                       $1.237
----------------------- -----------------------------
Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child term insurance: The highest rate per thousand currently offered for this benefit is $.10. The lowest rate per thousand currently offered for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life: The highest rate per thousand currently offered for this benefit is $.020. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee and family’s life: The highest rate per thousand currently offered for this benefit is $.034. The lowest rate per thousand currently offered for this benefit is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2.     Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The “expense risk” assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section in the accompanying supplement for your Group. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

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     You Make A Premium Payment.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Then, Prudential Insurance Deducts These Charges:

o        A Charge For Taxes Attributable To Premiums. Currently, this charge ranges from 1.92% to 2.60%.
         We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

o        A Processing Charge of up to $2. (Under some Group Contracts, this charge is waived.)

o        A Sales Charge of up to 3.5%. (Under some Group Contracts, this charge is waived.)
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
     The Remainder Is Your Net Premium
     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Daily Charges

     After your Net Premium is directed to your investment option(s), Prudential Insurance deducts the DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

o        A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

o        A Daily Charge for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------
     Monthly Charges

     Prudential Insurance deducts these charges from your Certificate Fund each month:

o        A Charge For Administrative Expenses of up to $6 per month.

o        A Charge For The Cost Of Insurance.

o        A Charge For Any Additional Insurance Benefits not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.

    Transaction Charges

     Some Group Contracts may also permit Prudential Insurance to make the following Transaction
     Charges:

o        When you Surrender your Certificate Fund or when you make a Withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

o        Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

o        When you request additional statements. The charge may be up to $20 for each statement; and

o        When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.

Also, Prudential Insurance has the right to assess a charge for any taxes that may be imposed on the operations of the Separate Account.

GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy Group Variable Universal Life Insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change daily. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to “Participant” and “you” in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member’s spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse’s life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant’s coverage at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

o	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o	We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

o	We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or, if allowed by law, Prudential Insurance’s designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Transfer Restrictions

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the Telephone and Electronic Transactions section on page 29. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply. See the Transfers section on page 22.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Transfers section on page 22 and the Dollar Cost Averaging section on page 24.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Certificate owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Certificate owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Certificate owners, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Certificate owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Certificate owners.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Certificate owners and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Certificate owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section on page 37.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

o	We have completed the designated number of transfers;

o	The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

o	Prudential Insurance receives your written request to end the DCA arrangement; or

o	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder’s Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days’ written notice.

In addition, Prudential Insurance may terminate a Group Contract:

o	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days’ written notice; or

o	If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section below. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continuation of coverage. With Continuation coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continuation coverage. See the Charges and Expenses section on page 15. Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Certificate holder.

Participants who are no longer eligible group members also have these options: Conversion, Paid-up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis. Prudential Insurance might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

o	$10,000; or

o	the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate’s Cash Surrender Value for Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate’s Death Benefit right before you elect Paid-up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section on page 38.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section on page 38.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to “you” in this prospectus as applying to the person to whom you validly assigned your Certificate. Prudential Insurance will honor the assignment only if:

o You make the assignment in writing;
o You sign it; and
o Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section on page 38.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential Insurance will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person’s lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person’s lifetime.

Misstatement of Age

If the Covered Person’s age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Benefit Option ( referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)

Under an accelerated benefit option, you can elect to receive an early lump sum payment of part of the Certificate’s Death Benefit when the Covered Person is diagnosed as being terminally ill. “Terminally ill” means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person’s Net Amount at Risk, plus a portion of the Covered Person’s Certificate Fund. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person’s death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle” means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance — for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be “received” when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person’s death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

o	We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

o	We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PREMIUMS

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund — minus Certificate Debt and outstanding charges — to cover each month’s charges. If there is not, your insurance will end (in insurance terms, it will “lapse”). If the balance in your Certificate Fund is less than the amount of any month’s charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don’t, your insurance coverage will end. See the Lapse section on page 37 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section on page 45.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the Charges and Expenses section on page 15.

Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder’s rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that’s the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section on page 38.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the “Net Premium.” See the Charges and Expenses section on page 15.

Here’s how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o	BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o	DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

o	AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code’s definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified “corridor percentage” of the Certificate Fund based on your Attained Age:

-------------------------------- ------------------------------ ------------------------------ ------------------------------
 COVERED PERSON'S ATTAINED AGE             CORRIDOR             COVERED PERSON'S ATTAINED AGE            CORRIDOR
  ---------------------------             PERCENTAGE            ------------------------------          PERCENTAGE
                                    -----------------------                                       -----------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
             0-40                             250                            60                             130
              41                              243                            61                             128
              42                              236                            62                             126
              43                              229                            63                             124
              44                              222                            64                             122
              ---                             ---                            ---                            ---
              45                              215                            65                             120
              46                              209                            66                             119
              47                              203                            67                             118
              48                              197                            68                             117
              49                              191                            69                             116
              ---                             ---                            ---                            ---
              50                              185                            70                             115
              51                              178                            71                             113
              52                              171                            72                             111
              53                              164                            73                             107
              54                              157                            74                             107
              ---                             ---                            ---                            ---
              55                              150                            75                             105
              56                              146                            76                             105
              57                              142                            77                             105
              58                              138                            78                             105
              59                              134                            79                             105

-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
              ---                             ---                            ---                            ---
              80                              105                            90                             105
              81                              105                            91                             104
              82                              105                            92                             103
              83                              105                            93                             102
              84                              105                            94                             101
              ---                             ---                            ---                            ---
              85                              105                            95                             100
              86                              105                            96                             100
              87                              105                            97                             100
              88                              105                            98                             100
              89                              105                            99                             100
-------------------------------- ------------------------------ ------------------------------ ------------------------------

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table.

How Your Beneficiary May Receive The Death Benefit

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option4. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

Settlement Options

As an alternative to the Alliance Account, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period
The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life
The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income
All or part of the proceeds may be left with Prudential Insurance to earn interest, which can be paid annually, semi-annually, quarterly or monthly. The minimum deposit is $1000. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

4 The Alliance Account is not available for payments of less than $10,000, payments to individuals residing outside the United States and its territories and certain other payments. These will be paid by check. Terminally ill participants who receive a portion of their insurance benefits under the Accelerated Benefit Option also use the Alliance Account. There are fees for special services such as stop payment requests. You may wish to consult your tax advisor regarding interest earned on the account.

BISYS Information Solutions, L.P. is the Administrator of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Check clearing is provided by Bank One and processing support is provided by Integrated Payment Systems, Inc. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). BISYS Information Solutions, L.P., Bank One, and Integrated Payment Systems, Inc. are not Prudential Financial companies.

Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

Option 4: Payments of a Fixed Amount
You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential Insurance will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance’s rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

o	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

o	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant’s salary increases.

o	Some Group Contracts may not allow increases at all.

o	When we receive a request to increase the Face Amount of insurance, Prudential Insurance may ask questions about the Covered Person’s health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

o	An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

o	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

o	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

o	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

o	Some Group Contracts allow Prudential Insurance to automatically decrease the Face Amount when certain “triggering events” occur. “Triggering events” are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes — whether it increases or decreases — the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section on page 38. You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page 29. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section on page 38.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section on page 36.

The Cash Surrender Value will change daily to reflect: o      Net Premiums;
o      Withdrawals;
o      Increases or decreases in the value of the Funds you selected;
o      Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;
o      Interest accrued on any loan;
o      The daily asset charge for mortality and expense risks assessed against the variable investment options; and
o      Monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate’s Cash Surrender Value (“Withdrawal” or “Partial Surrender”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form in good order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section on page 29. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section on page 38.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section on page 29.

Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here’s what happens:

o	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o	We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Partial Surrender/Withdrawals section on page 36 and the Taxes section on page 38   A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called “Certificate Debt”) may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See theTaxes section on page 38.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate’s Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that increases your Certificate Fund balance (less any Certificate Debt and outstanding charges) to an amount that is enough to pay the monthly charges. Prudential Insurance must receive the payment by the later of:

o        61 days after the Monthly Deduction Date; or
o       30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section on page 38.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

o	A written request for reinstatement;

o	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

o	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section on page 15;

o	We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections on page 27. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

o You will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

o The Certificate’s Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes — which will be applied uniformly to all Participants after advance written notice — that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person’s death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

o	If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o	Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

o	The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

o	If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o	Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

o	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance’s operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here’s what that means:

o	First, the Death Benefit is generally not included in the gross income of the beneficiary;

o	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

o	Third, partials surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section on page 39.

o	Fourth, loans are not generally treated as distributions. Different tax rules apply if your certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section on page 39.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

Distribution and Compensation

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential Insurance and PIMS. The Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by National Association of Securities Dealers (NASD) rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $13,564, $10,030 and $14,259, respectively. During 2004, 2003 and 2002, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

Service Fees Payable to Prudential Insurance

Prudential Insurance has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Prudential Insurance may provide administrative and support services to such portfolios under these agreements for which it receives a fee of up to 0.30% (as of May 1, 2005) of the average assets allocated to the portfolio. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Legal Proceedings

Prudential Insurance is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential Insurance and proceedings that are typical of the businesses in which Prudential Insurance operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, Prudential Financial and certain of its subsidiaries, including Prudential Insurance, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. We may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. We are cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a gmodalh basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential Insurance received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential Insurance and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians. In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. The trial is scheduled for September 2005.

Prudential Insurance’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Insurance in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential Insurance’s financial position.

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2
Principal Underwriter
Distribution and Compensation
Services Performed by Third Parties
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisements
Premiums
Experts
Financial Statements

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Attained Age — Your age as defined by the Group Contract.

Business Day — A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value — The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

Certificate — A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary — The same date each year as the Certificate Date.

Certificate Date — The effective date of coverage under a Certificate.

Certificate Debt — The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund — The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year — The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continuation—Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continuation. Cost of insurance rates and charges may increase under a Continuation Certificate since the Covered Person under a Continuation certificate may no longer be considered to be a member of the Group Contractholder’s group for purposes of determining those rates and charges.

Contract Anniversary — The same date each year as the Contract Date.

Contract Date — The date on which the Group Contract is issued.

Covered Person — The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant’s spouse as the Covered Person.

Death Benefit — The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members — The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit — A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount — The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account — An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds — The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract — A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Group Contractholder. The term Group Contract also includes a participating employer’s participation in a multi-employer trust.

Group Contractholder — The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contractholder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium — A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential Insurance will advise you of the guideline annual premium under the Certificate.

Issue Age — The Covered Person’s Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account — An account within Prudential Insurance’s general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value — The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month’s charges.

Modified Endowment Contract — A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date — Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk — The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium — Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage — This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant — An Eligible Group Member or “applicant owner” under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as “you” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Separate Account — Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund — The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount — A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We, Prudential, Us — The Prudential Insurance Company of America.

You — A Participant.

To learn more about Prudential Insurance’s Group Variable Universal Life product, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2005 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

        The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. Prudential Insurance also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can be obtained from the SEC’s Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 44 of this prospectus.

File No.: 811-07545

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential Insurance”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2005, as supplemented from time to time.

TABLE OF CONTENTS

This SAI includes the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Separate Account”).

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800)562-9874

[GRAPHIC OMITTED]

91

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential Insurance”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Separate Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. There are currently 134 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 134variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential Insurance’s other assets and may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential Insurance and PIMS. The Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by National Association of Securities Dealers (NASD) rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $13,564, $10,030 and $14,259, respectively. During 2004, 2003 and 2002, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

Services Performed By Third Parties

Prudential Insurance has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential Insurance or the Group Contractholder.

In some cases, the third party might be another part of Prudential Insurance. (For example, when you make premium payments to Prudential Insurance, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential Insurance may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

State Regulation

Prudential Insurance is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees — “pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

o	no contributions are made by the employer for the coverage;

o	participation in the program is completely voluntary for employees;

o	the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

o	the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan’s acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

o	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

o	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contractholders to be made available to participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Insurance Group Variable Universal Life Customer Service Center.

Ratings And Advertisements

Independent financial rating services, including Moody’s, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential Insurance. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments — Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential Insurance will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order — Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential Insurance, that enables Prudential Insurance to confirm the allocation of the entire payment to the individual participant’s accounts. When Prudential Insurance so confirms, the contribution is in “good order.” Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment — Prudential Insurance will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential Insurance will not pay interest on those amounts. If Prudential Insurance receives a premium payment before approving your enrollment under the Group Contract, Prudential Insurance will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look — Prudential Insurance will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential Insurance will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential Insurance would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments — Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment / No Allocation — If Prudential Insurance has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential Insurance would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply —

1.

Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2.

Initial Premium payments received prior to the Certificate Date, but after the certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.

Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of Prudential Insurance and its subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Separate Account as of December 31, 2004 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as the Prudential Variable Contract Account GI-2 (the “Separate Account”). The Separate Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Group Contracts.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2004
			SUBACCOUNTS

					Neuberger
	Prudential	Prudential	Prudential	Prudential	Berman AMT
	Money Market	Flexible Managed	Stock Index	Equity	Limited Maturity
	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio

ASSETS
Investment in the portfolios, at value	$3,686,357	$2,709,696	$12,361,386	$3,880,113	$939,047
Receivable from (Payable to) The Prudential
Insurance Company of America	(4,225)	(2,914)	(13,374)	(4,149)	(1,067)

Net Assets	$3,682,132	$2,706,782	$12,348,012	$3,875,964	$937,980

NET ASSETS, representing:
Equity of participants	$3,682,132	$2,706,782	$12,348,012	$3,875,964	$937,980

	$3,682,132	$2,706,782	$12,348,012	$3,875,964	$937,980

Units outstanding	308,938	225,924	1,084,208	342,461	74,294

Portfolio shares held	368,636	163,432	395,059	173,918	73,249
Portfolio net asset value per share	$10.00	$16.58	$31.29	$22.31	$12.82
Investment in portfolio shares, at cost	$3,686,357	$2,296,498	$10,849,191	$3,147,791	$956,948

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

					Neuberger
	Prudential	Prudential	Prudential	Prudential	Berman AMT
	Money Market	Flexible Managed	Stock Index	Equity	Limited Maturity
	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio

INVESTMENT INCOME
Dividend income	$39,304	$34,604	$191,982	$46,969	$34,565

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	17,513	10,886	50,665	15,688	4,045

NET INVESTMENT INCOME (LOSS)	21,791	23,718	141,317	31,281	30,520

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	191,604	0	0
Realized gain (loss) on shares redeemed	0	(18,522)	(259,149)	502	(3,433)
Net change in unrealized gain (loss) on investments	0	240,996	1,041,807	299,078	(24,448)

NET GAIN (LOSS) ON INVESTMENTS	0	222,474	974,262	299,580	(27,881)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,791	$246,192	$1,115,579	$330,861	$2,639

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

		Dreyfus Variable		Franklin Templeton
SVS II Scudder	MFS	Investment	Franklin Templeton	Developing	Prudential	Prudential High
High Yield	Research	Developing	Foreign	Markets	Diversified	Yield Bond	Prudential
Portfolio	Series	Leaders Portfolio	Securities Fund	Securities Fund	Bond Portfolio	Portfolio	Value Portfolio

$1,669,695	$4,488,456	$7,650,334	$2,487,114	$1,255,516	$615,604	$528,024	$205,919
(1,852)	(4,775)	(8,362)	(2,658)	(1,317)	(677)	(580)	(223)

$1,667,843	$4,483,681	$7,641,972	$2,484,456	$1,254,199	$614,927	$527,444	$205,696

$1,667,843	$4,483,681	$7,641,972	$2,484,456	$1,254,199	$614,927	$527,444	$205,696

$1,667,843	$4,483,681	$7,641,972	$2,484,456	$1,254,199	$614,927	$527,444	$205,696

133,303	428,844	501,763	209,817	68,985	44,622	40,894	14,367

190,170	293,363	184,124	173,318	144,812	54,575	97,421	10,332
$8.78	$15.30	$41.55	$14.35	$8.67	$11.28	$5.42	$19.93
$1,472,911	$3,647,458	$6,118,246	$1,909,463	$710,922	$598,142	$464,380	$163,084

SUBACCOUNTS (Continued)

		Dreyfus Variable		Franklin Templeton
SVS II Scudder	MFS	Investment	Franklin Templeton	Developing	Prudential	Prudential High
High Yield	Research	Developing	Foreign	Markets	Diversified	Yield Bond	Prudential
Portfolio	Series	Leaders Portfolio	Securities Fund	Securities Fund	Bond Portfolio	Portfolio	Value Portfolio

$109,823	$43,550	$14,524	$22,488	$18,535	$26,223	$37,045	$2,589

6,906	18,112	31,851	9,727	4,698	2,638	2,263	894

102,917	25,438	(17,327)	12,761	13,837	23,585	34,782	1,695

0	0	0	0	0	0	0	0
(14,800)	(31,558)	(14,163)	(69,596)	(1,784)	(2,045)	379	1,947
86,906	599,572	757,774	432,031	224,699	7,854	12,343	26,404

72,106	568,014	743,611	362,435	222,915	5,809	12,722	28,351

$175,023	$593,452	$726,284	$375,196	$236,752	$29,394	$47,504	$30,046

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

			American	American	American
	Prudential	Prudential	Century	Century VP	Century
	Jennison	Global	VP Balanced	International	VP Value
	Portfolio	Portfolio	Portfolio	Portfolio	Fund

ASSETS
Investment in the portfolios, at value	$980,595	$312,727	$150,765	$57,363	$404,742
Receivable from (Payable to) The Prudential
Insurance Company of America	(1,049)	(332)	(165)	(60)	(437)

Net Assets	$979,546	$312,395	$150,600	$57,303	$404,305

NET ASSETS, representing:
Equity of participants	$979,546	$312,395	$150,600	$57,303	$404,305

	$979,546	$312,395	$150,600	$57,303	$404,305

Units outstanding	113,516	29,941	12,795	5,706	23,856

Portfolio shares held	54,057	19,034	20,710	7,804	46,256
Portfolio net asset value per share	$18.14	$16.43	$7.28	$7.35	$8.75
Investment in portfolio shares, at cost	$708,360	$226,581	$132,024	$48,312	$267,227

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

			American	American	American
	Prudential	Prudential	Century	Century VP	Century
	Jennison	Global	VP Balanced	International	VP Value
	Portfolio	Portfolio	Portfolio	Portfolio	Fund

INVESTMENT INCOME
Dividend income	$4,289	$2,838	$2,211	$262	$7,877

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	4,530	1,301	626	224	3,146

NET INVESTMENT INCOME (LOSS)	(241)	1,537	1,585	38	4,731

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	6,110
Realized gain (loss) on shares redeemed	18,033	1,123	(20)	(269)	60,178
Net change in unrealized gain (loss) on investments	62,042	23,875	11,225	7,447	5,625

NET GAIN (LOSS) ON INVESTMENTS	80,075	24,998	11,205	7,178	71,913

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$79,834	$26,535	$12,790	$7,216	$76,644

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Dreyfus Variable		JP Morgan	JP Morgan			T.Rowe Price
Investment Funds	JP Morgan	U.S. Large	International	JP Morgan	MFS	Mid-Cap	T.Rowe Price
Disciplined Stock	Bond	Cap Core	Equity	Small Company	Emerging Growth	Growth	New America
Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	Series	Portfolio	Growth Portfolio

$0	$62,066	$79,825	$12,746	$33,560	$0	$619,994	$132,566
0	(70)	(86)	(13)	(37)	0	(708)	(139)

$0	$61,996	$79,739	$12,733	$33,523	$0	$619,286	$132,427

$0	$61,996	$79,739	$12,733	$33,523	$0	$619,286	$132,427

$0	$61,996	$79,739	$12,733	$33,523	$0	$619,286	$132,427

0	4,624	8,457	1,133	2,209	0	36,480	14,253

0	5,100	5,874	1,146	1,877	0	26,327	6,816
$0.00	$12.17	$13.59	$11.12	$17.88	$0.00	$23.55	$19.45
$0	$58,585	$73,029	$8,926	$20,743	$0	$472,377	$93,417

SUBACCOUNTS (Continued)

Dreyfus Variable		JP Morgan	JP Morgan			T.Rowe Price
Investment Funds	JP Morgan	U.S. Large	International	JP Morgan	MFS	Mid-Cap	T.Rowe Price
Disciplined Stock	Bond	Cap Core	Equity	Small Company	Emerging Growth	Growth	New America
Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	Series	Portfolio	Growth Portfolio

$0	$2,040	$534	$62	$0	$0	$0	$67

15	268	321	50	134	12	2,243	556

(15)	1,772	213	12	(134)	(12)	(2,243)	(489)

0	1,082	0	0	0	0	0	0
2,643	(53)	(617)	20	563	5,536	8,940	2,074
(1,873)	(496)	6,871	1,901	6,942	(4,238)	88,921	11,867

770	533	6,254	1,921	7,505	1,298	97,861	13,941

$755	$2,305	$6,467	$1,933	$7,371	$1,286	$95,618	$13,452

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

		Prudential				Janus Aspen
	AllianceBernstein	Small	MFS	T.Rowe Price	Neuberger Berman	Series Worldwide
	Premier Growth	Capitalization	Bond	Equity Income	AMT Partners	Growth
	Portfolio	Stock Portfolio	Series	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$0	$546,342	$316,258	$2,351,423	$6,402	$774,347
Receivable from (Payable to) The Prudential
Insurance Company of America	0	(643)	(362)	(2,508)	(19)	(853)

Net Assets	$0	$545,699	$315,896	$2,348,915	$6,383	$773,494

NET ASSETS, representing:
Equity of participants	$0	$545,699	$315,896	$2,348,915	$6,383	$773,494

	$0	$545,699	$315,896	$2,348,915	$6,383	$773,494

Units outstanding	0	27,128	22,181	171,078	540	82,864

Portfolio shares held	0	25,614	26,008	105,256	349	28,915
Portfolio net asset value per share	$0.00	$21.33	$12.16	$22.34	$18.32	$26.78
Investment in portfolio shares, at cost	$0	$343,618	$279,677	$1,994,590	$3,692	$643,867

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

		Prudential				Janus Aspen
	AllianceBernstein	Small	MFS	T.Rowe Price	Neuberger Berman	Series Worldwide
	Premier Growth	Capitalization	Bond	Equity Income	AMT Partners	Growth
	Portfolio	Stock Portfolio	Series	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$3,202	$22,130	$31,579	$0	$9,091

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	21	2,509	1,735	8,597	155	4,267

NET INVESTMENT INCOME (LOSS)	(21)	693	20,395	22,982	(155)	4,824

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	2,108	0	48,317	0	0
Realized gain (loss) on shares redeemed	2,207	28,085	11,596	(3,587)	4,795	(49,970)
Net change in unrealized gain (loss) on investments	(812)	78,556	(11,937)	211,914	(1,216)	63,207

NET GAIN (LOSS) ON INVESTMENTS	1,395	108,749	(341)	256,644	3,579	13,237

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,374	$109,442	$20,054	$279,626	$3,424	$18,061

*Please see Statement of Changes in Net Assets for date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

MFS	Janus	Janus Aspen	Lazard	Janus Aspen	AllianceBernstein	Scudder	Prudential
Strategic	Aspen	Series International	Retirement Series	Mid Cap	Capital Real	Government	Conservative
Income	Series Growth	Growth	Small Cap	Growth Portfolio-	Estate Investment	Securities	Balanced
Series	Portfolio	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

$90,852	$151,634	$99,502	$48,944	$882,445	$57,169	$8,269	$155,445
(105)	(195)	(106)	(51)	(917)	(60)	(10)	(136)

$90,747	$151,439	$99,396	$48,893	$881,528	$57,109	$8,259	$155,309

$90,747	$151,439	$99,396	$48,893	$881,528	$57,109	$8,259	$155,309

$90,747	$151,439	$99,396	$48,893	$881,528	$57,109	$8,259	$155,309

6,475	17,115	8,882	3,512	97,862	2,969	737	14,475

8,076	7,555	3,660	2,896	34,150	2,767	659	10,294
$11.25	$20.07	$27.19	$16.90	$25.84	$20.66	$12.55	$15.10
$80,201	$126,866	$71,450	$34,989	$628,743	$34,835	$8,139	$149,660

SUBACCOUNTS (Continued)

MFS	Janus	Janus Aspen	Lazard	Janus Aspen	AllianceBernstein	Scudder	Prudential
Strategic	Aspen	Series International	Retirement Series	Mid Cap	Capital Real	Government	Conservative
Income	Series Growth	Growth	Small Cap	Growth Portfolio-	Estate Investment	Securities	Balanced
Series	Portfolio	Portfolio	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

$6,304	$232	$815	$0	$0	$1,045	$231	$1,641

434	978	426	194	3,273	207	39	360

5,870	(746)	389	(194)	(3,273)	838	192	1,281

0	0	0	0	0	0	72	0
(776)	(992)	96	42	(150)	753	(30)	(30)
2,132	5,841	14,682	6,044	145,452	12,902	63	5,785

1,356	4,849	14,778	6,086	145,302	13,655	105	5,755

$7,226	$4,103	$15,167	$5,892	$142,029	$14,493	$297	$7,036

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Flexible Managed		Stock Index
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$21,791	$20,753	$23,718	$29,346	$141,317	$87,506
Capital gains distributions received	0	0	0	0	191,604	413,348
Realized gain (loss) on shares redeemed	0	0	(18,522)	(91,068)	(259,149)	(2,470,979)
Net change in unrealized gain (loss)
on investments	0	0	240,996	472,634	1,041,807	4,699,388

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,791	20,753	246,192	410,912	1,115,579	2,729,263

CONTRACT OWNER TRANSACTIONS
Participant net payments	388,336	1,512,328	151,734	158,894	506,727	3,456,016
Policy loans, net of repayments and interest	(8,190)	13,632	(7,337)	4,929	(23,543)	23,791
Surrenders, withdrawals and death benefits	(501,222)	(1,996,302)	(51,847)	(70,519)	(690,409)	(3,504,857)
Net transfers between other subaccounts
or fixed rate option	(368,333)	(1,462,655)	98,957	168,854	650,190	(2,379,194)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNERTRANSACTIONS	(489,409)	(1,932,997)	191,507	252,300	442,965	(2,404,244)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(467,618)	(1,912,244)	437,699	663,212	1,558,544	325,019

NET ASSETS
Beginning of period	4,149,750	6,061,994	2,269,083	1,605,871	10,789,468	10,464,449

End of period	$3,682,132	$4,149,750	$2,706,782	$2,269,083	$12,348,012	$10,789,468

Beginning units	350,156	513,470	208,812	182,121	1,041,760	1,289,690

Units issued	133,293	295,747	75,614	84,594	306,406	733,176
Units redeemed	(174,511)	(459,061)	(58,502)	(57,903)	(263,958)	(981,106)

Ending units	308,938	350,156	225,924	208,812	1,084,208	1,041,760

The accompanying notes are an integral part of these financial statements.
A7

SUBACCOUNTS (Continued)

Prudential		Neuberger Berman		SVS II Scudder		MFS
Equity		AMT Limited Maturity		High Yield		Research
Portfolio		Bond Portfolio		Portfolio		Series

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$31,281	$12,389	$30,520	$35,736	$102,917	$96,524	$25,438	$9,167
0	0	0	0	0	0	0	0
502	(546,247)	(3,433)	(937)	(14,800)	(81,166)	(31,558)	(593,487)

299,078	1,535,208	(24,448)	(17,961)	86,906	255,058	599,572	1,420,105

330,861	1,001,350	2,639	16,838	175,023	270,416	593,452	835,785

153,716	1,494,773	75,578	67,991	95,492	51,015	235,102	966,409
68,611	(99,865)	7,651	(2,069)	(6,961)	329	(7,297)	(24,442)
(294,730)	(1,518,421)	(50,710)	(67,973)	(100,696)	(55,016)	(337,991)	(828,736)

287,223	(1,139,008)	45,698	19,144	41,111	154,730	101,961	(373,183)

214,819	(1,262,521)	78,217	17,093	28,946	151,058	(8,225)	(259,952)

545,680	(261,171)	80,856	33,931	203,969	421,474	585,227	575,833

3,330,284	3,591,455	857,124	823,193	1,463,874	1,042,400	3,898,454	3,322,621

$3,875,964	$3,330,284	$937,980	$857,124	$1,667,843	$1,463,874	$4,483,681	$3,898,454

322,038	455,279	68,110	66,708	130,946	115,715	430,081	455,191

126,447	324,558	28,155	31,631	46,106	54,110	146,446	293,937
(106,024)	(457,799)	(21,971)	(30,229)	(43,749)	(38,879)	(147,683)	(319,047)

342,461	322,038	74,294	68,110	133,303	130,946	428,844	430,081

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Dreyfus Variable		Franklin Templeton		Franklin Templeton
	Investment Developing		Foreign		Developing Markets
	Leaders Portfolio		Securities Fund		Securities Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(17,327)	$(22,589)	$12,761	$19,554	$13,837	$4,929
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(14,163)	(328,332)	(69,596)	(276,208)	(1,784)	(5,794)
Net change in unrealized gain (loss)
on investments	757,774	1,881,132	432,031	717,846	224,699	317,313

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	726,284	1,530,211	375,196	461,192	236,752	316,448

CONTRACT OWNER TRANSACTIONS
Participant net payments	280,540	339,448	100,751	119,524	31,265	14,134
Policy loans, net of repayments and interest	41,322	(111,222)	(9,919)	(10,892)	(15,867)	(7,529)
Surrenders, withdrawals and death benefits	(488,372)	(162,349)	(119,566)	(62,162)	(40,445)	(28,355)
Net transfers between other subaccounts
or fixed rate option	426,885	497,609	143,257	137,502	97,252	89,994

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	260,375	563,486	114,523	183,972	72,206	68,244

TOTAL INCREASE (DECREASE)
IN NET ASSETS	986,659	2,093,697	489,719	645,164	308,958	384,692

NET ASSETS
Beginning of period	6,655,313	4,561,616	1,994,737	1,349,573	945,241	560,549

End of period	$7,641,972	$6,655,313	$2,484,456	$1,994,737	$1,254,199	$945,241

Beginning units	484,418	435,387	198,802	177,023	64,561	58,320

Units issued	162,041	184,936	66,644	79,149	24,516	23,456
Units redeemed	(144,696)	(135,905)	(55,629)	(57,370)	(20,092)	(17,215)

Ending units	501,763	484,418	209,817	198,802	68,985	64,561

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Diversified Bond		High Yield Bond		Value		Jennison
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$23,585	$22,578	$34,782	$77,892	$1,695	$2,481	$(241)	$(7,525)
0	0	0	0	0	0	0	0
(2,045)	(4,023)	379	(304,819)	1,947	(2,372)	18,033	(1,516,533)

7,854	22,404	12,343	448,664	26,404	50,668	62,042	2,103,764

29,394	40,959	47,504	221,737	30,046	50,777	79,834	579,706

53,449	85,115	(10,615)	656,791	(28,399)	43,810	33,676	1,729,708
(1,610)	(127)	0	(14,059)	(775)	0	15,318	22,746
(85,887)	(10,488)	(10,488)	(842,234)	(41,575)	(6,923)	(271,141)	(1,943,912)

6,220	(60,854)	0	(678,812)	12	8	22,615	(1,728,995)

(27,828)	(4,123)	(21,103)	(878,314)	(70,737)	36,895	(199,532)	(1,920,453)

1,566	36,836	26,401	(656,577)	(40,691)	87,672	(119,698)	(1,340,747)

613,361	576,525	501,043	1,157,620	246,387	158,715	1,099,244	2,439,991

$614,927	$613,361	$527,444	$501,043	$205,696	$246,387	$979,546	$1,099,244

46,787	47,067	42,657	122,708	19,929	16,366	139,048	400,274

12,945	17,063	2,491	93,539	6,165	8,566	33,106	345,311
(15,110)	(17,343)	(4,254)	(173,590)	(11,727)	(5,003)	(58,638)	(606,537)

44,622	46,787	40,894	42,657	14,367	19,929	113,516	139,048

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		American Century		American Century
	Global		VP Balanced		VP International
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$1,537	$(116)	$1,585	$2,527	$38	$106
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,123	(292,135)	(20)	(1,551)	(269)	(1,497)
Net change in unrealized gain (loss)
on investments	23,875	457,414	11,225	20,033	7,447	10,487

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,535	165,163	12,790	21,009	7,216	9,096

CONTRACT OWNER TRANSACTIONS
Participant net payments	3,397	488,340	6,147	2,490	2,599	4,910
Policy loans, net of repayments and interest	20,475	14,017	0	0	0	0
Surrenders, withdrawals and death benefits	(37,519)	(564,396)	(480)	(987)	0	(750)
Net transfers between other subaccounts
or fixed rate option	0	(465,880)	0	0	0	(665)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNERTRANSACTIONS	(13,647)	(527,919)	5,667	1,503	2,599	3,495

TOTAL INCREASE (DECREASE)
IN NET ASSETS	12,888	(362,756)	18,457	22,512	9,815	12,591

NET ASSETS
Beginning of period	299,507	662,263	132,143	109,631	47,488	34,897

End of period	$312,395	$299,507	$150,600	$132,143	$57,303	$47,488

Beginning units	31,321	92,460	12,270	12,054	5,411	4,930

Units issued	6,659	87,712	2,861	2,466	1,105	1,233
Units redeemed	(8,039)	(148,851)	(2,336)	(2,250)	(810)	(752)

Ending units	29,941	31,321	12,795	12,270	5,706	5,411

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

American Century		Dreyfus Variable		JP Morgan		JP Morgan
VP Value		Investment Funds		Bond		U.S. Large Cap Core
Fund		Disciplined Stock Portfolio		Portfolio		Equity Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$4,731	$8,646	$(15)	$179	$1,772	$1,419	$213	$164
6,110	0	0	0	1,082	1,177	0	0
60,178	27,154	2,643	(778)	(53)	(120)	(617)	(1,354)

5,625	218,117	(1,873)	7,164	(496)	(781)	6,871	15,294

76,644	253,917	755	6,565	2,305	1,695	6,467	14,104

(4,131)	796,759	(58)	8,318	3,621	3,774	6,168	6,814
0	(33,856)	0	(1)	0	0	0	0
(483,302)	(907,056)	(41,889)	(1,720)	(187)	(317)	0	(632)

55,386	(371,054)	0	4,754	0	0	0	0

(432,047)	(515,207)	(41,947)	11,351	3,434	3,457	6,168	6,182

(355,403)	(261,290)	(41,192)	17,916	5,739	5,152	12,635	20,286

759,708	1,020,998	41,192	23,276	56,257	51,105	67,104	46,818

$404,305	$759,708	$0	$41,192	$61,996	$56,257	$79,739	$67,104

51,025	88,049	4,804	3,339	4,356	4,086	7,758	6,906

6,806	124,497	0	2,867	735	693	2,118	2,284
(33,975)	(161,521)	(4,804)	(1,402)	(467)	(423)	(1,419)	(1,432)

23,856	51,025	0	4,804	4,624	4,356	8,457	7,758

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003
			SUBACCOUNTS

	JP Morgan International		JP Morgan Small
	Equity Portfolio		Company Portfolio		MFS Emerging Growth Series

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$12	$42	$(134)	$(117)	$(12)	$(152)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	20	(535)	563	(306)	5,536	(2,169)
Net change in unrealized gain (loss)
on investments	1,901	3,191	6,942	8,457	(4,238)	11,150

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,933	2,698	7,371	8,034	1,286	8,829

CONTRACT OWNER TRANSACTIONS
Participant net payments	(7)	(470)	(617)	(973)	5	9,637
Policy loans, net of repayments and interest	0	0	0	0	0	(830)
Surrenders, withdrawals and death benefits	0	(154)	(1,582)	(1,813)	(42,859)	(831)
Net transfers between other subaccounts
or fixed rate option	0	0	0	(751)	0	(1,372)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(7)	(624)	(2,199)	(3,537)	(42,854)	6,604

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,926	2,074	5,172	4,497	(41,568)	15,433

NET ASSETS
Beginning of period	10,807	8,733	28,351	23,854	41,568	26,135

End of period	$12,733	$10,807	$33,523	$28,351	$0	$41,568

Beginning units	1,133	1,208	2,365	2,696	5,517	4,498

Units issued	533	448	824	858	2	3,487
Units redeemed	(533)	(523)	(980)	(1,189)	(5,519)	(2,468)

Ending units	1,133	1,133	2,209	2,365	0	5,517

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

T.Rowe Price Mid-Cap		T.Rowe Price New America		AllianceBernstein Premier		Prudential Small Capitalization
Growth Portfolio		Growth Portfolio		Growth Portfolio		Stock Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(2,243)	$(1,236)	$(489)	$(664)	$(21)	$(234)	$693	$(2,238)
0	0	0	0	0	0	2,108	8,201
8,940	(2,307)	2,074	(68,964)	2,207	(4,780)	28,085	45,751

88,921	93,478	11,867	107,117	(812)	16,164	78,556	264,897

95,618	89,935	13,452	37,489	1,374	11,150	109,442	316,611

63,210	45,177	10,110	21,698	(12)	14,120	5,294	745,072
(784)	0	(6)	21,865	0	(328)	20,444	(35,361)
(164,828)	(15,659)	(49,275)	(123,878)	(63,759)	(5,380)	(119,963)	(802,250)

239,069	57,762	(375)	(1,244)	0	27	(1,371)	(880,846)

136,667	87,280	(39,545)	(81,559)	(63,771)	8,439	(95,596)	(973,385)

232,285	177,215	(26,093)	(44,070)	(62,397)	19,589	13,846	(656,774)

387,001	209,786	158,520	202,590	62,397	42,808	531,853	1,188,627

$619,286	$387,001	$132,427	$158,520	$0	$62,397	$545,699	$531,853

26,861	20,061	18,836	32,429	8,816	7,448	32,129	98,866

31,643	12,146	6,151	15,393	0	4,367	3,922	73,016
(22,024)	(5,346)	(10,734)	(28,986)	(8,816)	(2,999)	(8,923)	(139,753)

36,480	26,861	14,253	18,836	0	8,816	27,128	32,129

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			T.Rowe Price Equity		Neuberger Berman AMT
	MFS Bond Series		Income Portfolio		Partners Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$20,395	$86,642	$22,982	$16,655	$(155)	$(174)
Capital gains distributions received	0	0	48,317	0	0	0
Realized gain (loss) on shares redeemed	11,596	101,145	(3,587)	(53,378)	4,795	(15,405)
Net change in unrealized gain (loss)
on investments	(11,937)	(53,356)	211,914	336,314	(1,216)	24,842

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,054	134,431	279,626	299,591	3,424	9,263

CONTRACT OWNER TRANSACTIONS
Participant net payments	(10,424)	(347,665)	132,316	28,185	570	3,722
Policy loans, net of repayments and interest	42,291	8,722	83,302	51,576	0	0
Surrenders, withdrawals and death benefits	(132,992)	(16,601,027)	(271,548)	(233,171)	0	(42,360)
Net transfers between other subaccounts
or fixed rate option	(55,986)	15,587,806	517,868	175,906	(36,587)	(3,832)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(157,111)	(1,352,164)	461,938	22,496	(36,017)	(42,470)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(137,057)	(1,217,733)	741,564	322,087	(32,593)	(33,207)

NET ASSETS
Beginning of period	452,953	1,670,686	1,607,351	1,285,264	38,976	72,183

End of period	$315,896	$452,953	$2,348,915	$1,607,351	$6,383	$38,976

Beginning units	33,583	134,796	133,944	133,907	3,903	9,784

Units issued	9,124	1,336,089	80,371	37,143	405	1,238
Units redeemed	(20,526)	(1,437,302)	(43,237)	(37,106)	(3,768)	(7,119)

Ending units	22,181	33,583	171,078	133,944	540	3,903

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)

Janus Aspen Series Worldwide				Janus Aspen Series		Janus Aspen Series International
Growth Portfolio		MFS Strategic Income Series		Growth Portfolio		Growth Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$4,824	$14,469	$5,870	$18,049	$(746)	$(774)	$389	$553
0	0	0	0	0	0	0	0
(49,970)	(1,098,364)	(776)	25,073	(992)	(4,993)	96	(3,612)

63,207	1,506,123	2,132	(16,792)	5,841	67,822	14,682	25,236

18,061	422,228	7,226	26,330	4,103	62,055	15,167	22,177

(13,253)	1,969,747	1,534	326,496	(29,100)	38,035	7,552	20,786
21,247	5,671	0	(7,332)	(762)	(399)	(841)	(1,359)
(301,676)	(2,376,869)	(35,047)	(353,568)	(105,764)	(18,419)	(19,866)	(8,503)

(27,050)	(1,635,896)	51,782	(300,485)	8,167	6,629	5,004	0

(320,732)	(2,037,347)	18,269	(334,889)	(127,460)	25,846	(8,151)	10,924

(302,671)	(1,615,119)	25,495	(308,559)	(123,357)	87,901	7,016	33,101

1,076,165	2,691,284	65,252	373,811	274,796	186,895	92,380	59,279

$773,494	$1,076,165	$90,747	$65,252	$151,439	$274,796	$99,396	$92,380

120,266	371,303	4,994	31,436	32,315	28,820	9,777	8,422

13,988	332,046	4,793	32,630	10,692	11,415	4,902	5,518
(51,390)	(583,083)	(3,312)	(59,072)	(25,892)	(7,920)	(5,797)	(4,163)

82,864	120,266	6,475	4,994	17,115	32,315	8,882	9,777

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003
			SUBACCOUNTS

	Lazard Retirement Series		Janus Aspen Mid Cap		AllianceBernstein Capital Real
	Small Cap Portfolio		Growth Portfolio-Service Shares		Estate Investment Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(194)	$(135)	$(3,273)	$(2,076)	$838	$732
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	42	(1,181)	(150)	(27,979)	753	(36)
Net change in unrealized gain (loss)
on investments	6,044	11,425	145,452	172,070	12,902	9,646

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,892	10,109	142,029	142,015	14,493	10,342

CONTRACT OWNER TRANSACTIONS
Participant net payments	5,755	10,703	86,036	68,158	5,928	5,474
Policy loans, net of repayments and interest	(12)	(386)	(12,126)	5,789	0	0
Surrenders, withdrawals and death benefits	(4,104)	(3,471)	(21,493)	(18,858)	(5,160)	(1,092)
Net transfers between other subaccounts
or fixed rate option	608	(339)	57,820	103,758	980	10,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	2,247	6,507	110,237	158,847	1,748	15,274

TOTAL INCREASE (DECREASE) IN
NET ASSETS	8,139	16,616	252,266	300,862	16,241	25,616

NET ASSETS
Beginning of period	40,754	24,138	629,262	328,400	40,868	15,252

End of period	$48,893	$40,754	$881,528	$629,262	$57,109	$40,868

Beginning units	3,349	2,706	83,987	58,964	2,869	1,485

Units issued	2,317	2,656	38,604	51,584	1,403	2,162
Units redeemed	(2,154)	(2,013)	(24,729)	(26,561)	(1,303)	(778)

Ending units	3,512	3,349	97,862	83,987	2,969	2,869

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)

		Prudential
Scudder Government		Conservative
Securities Portfolio		Balanced Portfolio

01/01/2004	01/01/2003	01/01/2004*
to	to	to
12/31/2004	12/31/2003	12/31/2004

$192	$142	$1,281
72	106	0
(30)	(13)	(30)

63	(107)	5,785

297	128	7,036

1,693	1,747	36,048
0	0	0
(1,594)	(119)	(140)

0	0	112,366

99	1,628	148,273

396	1,756	155,309

7,863	6,107	0

$8,259	$7,863	$155,309

725	573	0

861	680	16,306
(849)	(528)	(1,831)

737	725	14,475

The accompanying notes are an integral part of these financial statements.
A18

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2004

Note 1: General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in comformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and thirty-one subaccounts within the Account. Group Variable Universal Life contracts currently invest in the following thirty-seven subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). The options Group Variable Universal Life contracts are currently invested which are a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, Prudential Small Capitalization Stock Portfolio and Prudential Conservative Balanced Portfolio. Options currently invested in by the Group Variable Universal Life contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS Research Series, Dreyfus Variable Investment Developing Leaders Portfolio, Franklin Templeton Foreign Securities Fund, Franklin Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Fund, JP Morgan Bond Portfolio, JP Morgan U.S. Large Cap Core Equity Portfolio, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, T.Rowe Price Mid-Cap Growth Portfolio, T.Rowe Price New America Growth Portfolio, MFS Bond Series, T.Rowe Price Equity Income Portfolio, Neuberger Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio, MFS Strategic Income Series, Janus Aspen Series Growth Portfolio, Janus Aspen Series International Growth Portfolio, Lazard Retirement Series Small Cap Portfolio, Janus Aspen Mid Cap Growth Portfolio-Service Shares, AllianceBernstein Capital Real Estate Investment Portfolio and Scudder Government Securities Portfolio.

The Prudential Conservative Balanced Portfolio became available for investment on January 1, 2004.

Effective February 1, 2004, the AllianceBernstein Premier Growth Portfolio, MFS Emerging Growth Series and Dreyfus Variable Investment Funds Disciplined Stock Portfolio subaccounts are no longer offered as investment options under the Account.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A19

Note 2: Significant Accounting Policies (continued)

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Accrued Expenses Payable to The Prudential Insurance Company of America—The payable represents amounts due to Prudential for mortality risk and expense risk charges.

Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentation.

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$729,419	$(1,236,966)
Prudential Flexible Managed Portfolio	$595,825	$(414,752)
Prudential Stock Index Portfolio	$2,146,761	$(1,752,940)
Prudential Equity Portfolio	$911,501	$(711,990)
Neuberger Berman AMT Limited Maturity Bond Portfolio	$254,209	$(179,948)
SVS II Scudder High Yield Portfolio	$337,135	$(314,842)
MFS Research Series	$876,205	$(902,034)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,680,503	$(1,450,833)
Franklin Templeton Foreign Securities Fund	$482,326	$(376,994)
Franklin Templeton Developing Markets Securities Fund	$268,461	$(200,625)
Prudential Diversified Bond Portfolio	$84,021	$(114,506)
Prudential High Yield Bond Portfolio	$6,003	$(29,433)
Prudential Value Portfolio	$35,290	$(106,955)
Prudential Jennison Portfolio	$128,758	$(333,139)
Prudential Global Portfolio	$36,234	$(51,209)
American Century VP Balanced Portfolio	$14,111	$(9,048)
American Century VP International Portfolio	$4,475	$(2,089)
American Century VP Value Fund	$74,967	$(510,464)
Dreyfus Variable Investment Funds Disciplined
Stock Portfolio	$0	$(42,003)
JP Morgan Bond Portfolio	$5,559	$(2,386)
JP Morgan U.S. Large Cap Core Equity Portfolio	$9,446	$(3,583)
JP Morgan International Equity Portfolio	$625	$(680)
JP Morgan Small Company Portfolio	$2,582	$(4,910)
MFS Emerging Growth Series	$17	$(42,928)

A20

Note 4: Purchases and Sales of Investments (continued)

	Purchases	Sales

T.Rowe Price Mid-Cap Growth Portfolio	$347,653	$(212,929)
T.Rowe Price New America Growth Portfolio	$18,901	$(59,033)
AllianceBernstein Premier Growth Portfolio	$0	$(63,859)
Prudential Small Capitalization Stock Portfolio	$48,612	$(146,712)
MFS Bond Series	$64,244	$(227,741)
T.Rowe Price Equity Income Portfolio	$823,870	$(369,726)
Neuberger Berman AMT Partners Portfolio	$1,948	$(38,143)
Janus Aspen Series Worldwide Growth Portfolio	$79,049	$(404,452)
MFS Strategic Income Series	$58,980	$(41,151)
Janus Aspen Series Growth Portfolio	$42,811	$(171,350)
Janus Aspen Series International Growth Portfolio	$26,861	$(35,428)
Lazard Retirement Series Small Cap Portfolio	$15,052	$(12,991)
Janus Aspen Mid Cap Growth Portfolio-Service Shares	$232,936	$(125,738)
AllianceBernstein Capital Real Estate Investment Portfolio	$13,773	$(12,216)
Scudder Government Securities Portfolio	$3,579	$(3,518)
Prudential Conservative Balanced Portfolio	$149,642	$(1,593)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2004, 2003, 2002 and 2001 were as follows:

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	Prudential Money Market Portfolio

December 31, 2004	309	$11.92	$3,682	1.01%	0.45%	0.59%
December 31, 2003	350	$11.85	$4,150	0.84%	0.45%	0.34%
December 31, 2002	513	$11.81	$6,062	1.52%	0.45%	1.11%
December 31, 2001	344	$11.68	$4,013	3.72%	0.45%	3.64%

A21

Note 6: Financial Highlights (continued)

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	Prudential Flexible Managed Portfolio

December 31, 2004	226	$11.98	$2,707	1.43%	0.45%	10.21%
December 31, 2003	209	$10.87	$2,269	2.00%	0.45%	23.24%
December 31, 2002	182	$8.82	$1,606	3.02%	0.45%	-13.19%
December 31, 2001	141	$10.16	$1,429	3.62%	0.45%	-6.10%

	Prudential Stock Index Portfolio

December 31, 2004	1,084	$11.39	$12,348	1.71%	0.45%	9.94%
December 31, 2003	1,042	$10.36	$10,789	1.25%	0.45%	27.74%
December 31, 2002	1,290	$8.11	$10,464	1.43%	0.45%	-22.69%
December 31, 2001	1,027	$10.49	$10,778	1.02%	0.45%	-12.51%

	Prudential Equity Portfolio

December 31, 2004	342	$11.32	$3,876	1.35%	0.45%	9.48%
December 31, 2003	322	$10.34	$3,330	0.79%	0.45%	31.05%
December 31, 2002	455	$7.89	$3,591	0.97%	0.45%	-22.80%
December 31, 2001	394	$10.22	$4,026	0.62%	0.45%	-11.59%

	Neuberger Berman AMT Limited Maturity Bond Portfolio

December 31, 2004	74	$12.63	$938	3.89%	0.45%	0.40%
December 31, 2003	68	$12.58	$857	4.63%	0.45%	1.94%
December 31, 2002	67	$12.34	$823	4.77%	0.45%	4.84%
December 31, 2001	51	$11.77	$597	5.30%	0.45%	8.38%

	SVS II Scudder High Yield Portfolio

December 31, 2004	133	$12.51	$1,668	7.19%	0.45%	11.90%
December 31, 2003	131	$11.18	$1,464	8.19%	0.45%	24.08%
December 31, 2002	116	$9.01	$1,042	9.30%	0.45%	-0.77%
December 31, 2001	87	$9.08	$788	12.54%	0.45%	2.14%

	MFS Research Series

December 31, 2004	429	$10.46	$4,484	1.09%	0.45%	15.45%
December 31, 2003	430	$9.06	$3,898	0.70%	0.45%	24.11%
December 31, 2002	455	$7.30	$3,323	0.27%	0.45%	-24.97%
December 31, 2001	384	$9.73	$3,740	0.01%	0.45%	-21.66%

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2004	502	$15.23	$7,642	0.21%	0.45%	10.84%
December 31, 2003	484	$13.74	$6,655	0.03%	0.45%	31.11%
December 31, 2002	435	$10.48	$4,562	0.05%	0.45%	-19.57%
December 31, 2001	355	$13.03	$4,627	0.41%	0.45%	-6.59%

	Franklin Templeton Foreign Securities Fund

December 31, 2004	210	$11.84	$2,484	1.05%	0.45%	18.05%
December 31, 2003	199	$10.03	$1,995	1.69%	0.45%	31.63%
December 31, 2002	177	$7.62	$1,350	1.58%	0.45%	-19.11%
December 31, 2001	136	$9.42	$1,284	2.74%	0.45%	-16.42%

	Franklin Templeton Developing Markets Securities Fund

December 31, 2004	69	$18.18	$1,254	1.79%	0.45%	24.18%
December 31, 2003	65	$14.64	$945	1.15%	0.45%	52.34%
December 31, 2002	58	$9.61	$561	1.43%	0.45%	-0.72%
December 31, 2001	50	$9.68	$481	0.76%	0.45%	-8.51%

A22

Note 6: Financial Highlights (continued)

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	Prudential Diversified Bond Portfolio

December 31, 2004	45	$13.78	$615	4.46%	0.45%	5.11%
December 31, 2003	47	$13.11	$613	4.10%	0.45%	7.02%
December 31, 2002	47	$12.25	$577	12.01%	0.45%	6.61%
December 31, 2001	5	$11.49	$52	5.60%	0.45%	6.49%

	Prudential High Yield Bond Portfolio

December 31, 2004	41	$12.90	$527	7.35%	0.45%	9.79%
December 31, 2003	43	$11.75	$501	8.21%	0.45%	24.60%
December 31, 2002	123	$9.43	$1,158	17.90%	0.45%	0.96%
December 31, 2001	115	$9.34	$1,075	12.16%	0.45%	-0.85%

	Prudential Value Portfolio

December 31, 2004	14	$14.32	$206	1.30%	0.45%	15.86%
December 31, 2003	20	$12.36	$246	1.73%	0.45%	27.42%
December 31, 2002	16	$9.70	$159	1.80%	0.45%	-22.40%
December 31, 2001	1	$12.50	$16	1.13%	0.45%	-2.57%

	Prudential Jennison Portfolio

December 31, 2004	114	$8.63	$980	0.43%	0.45%	9.10%
December 31, 2003	139	$7.91	$1,099	0.11%	0.45%	29.67%
December 31, 2002	400	$6.10	$2,440	0.22%	0.45%	-31.38%
December 31, 2001	370	$8.89	$3,285	0.17%	0.45%	-18.66%

	Prudential Global Portfolio

December 31, 2004	30	$10.43	$312	0.98%	0.45%	9.10%
December 31, 2003	31	$9.56	$300	0.43%	0.45%	33.52%
December 31, 2002	92	$7.16	$662	1.01%	0.45%	-25.65%
December 31, 2001	86	$9.63	$826	0.38%	0.45%	-18.04%

	American Century VP Balanced Portfolio

December 31, 2004	13	$11.77	$151	1.59%	0.45%	9.29%
December 31, 2003	12	$10.77	$132	2.57%	0.45%	18.48%
December 31, 2002	12	$9.09	$110	2.33%	0.45%	-9.73%
December 31, 2001	18	$10.07	$182	2.66%	0.45%	-3.82%

	American Century VP International Portfolio

December 31, 2004	6	$10.04	$57	0.53%	0.45%	14.35%
December 31, 2003	5	$8.78	$47	0.72%	0.45%	24.01%
December 31, 2002	5	$7.08	$35	0.53%	0.45%	-20.81%
December 31, 2001	6	$8.94	$56	0.07%	0.45%	-29.61%

	American Century VP Value Fund

December 31, 2004	24	$16.95	$404	1.13%	0.45%	13.83%
December 31, 2003	51	$14.89	$760	1.25%	0.45%	28.36%
December 31, 2002	88	$11.60	$1,021	0.91%	0.45%	-13.11%
December 31, 2001	93	$13.35	$1,235	0.17%	0.45%	12.37%

	Dreyfus Variable Investment Funds Disciplined Stock Portfolio

December 31, 2004	0	$8.72	$0	0.00%	0.45%	1.75%
December 31, 2003	5	$8.57	$41	1.06%	0.45%	22.96%
December 31, 2002	3	$6.97	$23	1.01%	0.45%	-23.07%
December 31, 2001	2	$9.06	$16	0.38%	0.45%	-13.71%

A23

Note 6: Financial Highlights (continued)

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	JP Morgan Bond Portfolio

December 31, 2004	5	$13.41	$62	3.42%	0.45%	3.87%
December 31, 2003	4	$12.91	$56	3.05%	0.45%	3.20%
December 31, 2002	4	$12.51	$51	0.56%	0.45%	8.41%
December 31, 2001	9	$11.54	$102	5.79%	0.45%	6.46%

	JP Morgan U.S. Large Cap Core Equity Portfolio

December 31, 2004	8	$9.43	$80	0.75%	0.45%	9.02%
December 31, 2003	8	$8.65	$67	0.75%	0.45%	27.58%
December 31, 2002	7	$6.78	$47	0.04%	0.45%	-25.25%
December 31, 2001	10	$9.07	$88	0.50%	0.45%	-11.86%

	JP Morgan International Equity Portfolio

December 31, 2004	1	$11.24	$13	0.56%	0.45%	17.82%
December 31, 2003	1	$9.54	$11	0.91%	0.45%	31.95%
December 31, 2002	1	$7.23	$9	0.39%	0.45%	-18.86%
December 31, 2001	1	$8.91	$13	1.01%	0.45%	-19.51%

	JP Morgan Small Company Portfolio

December 31, 2004	2	$15.18	$34	0.00%	0.45%	26.61%
December 31, 2003	2	$11.99	$28	0.00%	0.45%	35.48%
December 31, 2002	3	$8.85	$24	0.18%	0.45%	-22.16%
December 31, 2001	4	$11.37	$47	0.04%	0.45%	-8.45%

	MFS Emerging Growth Series

December 31, 2004	0	$7.75	$0	0.00%	0.45%	2.92%
December 31, 2003	6	$7.53	$42	0.00%	0.45%	29.60%
December 31, 2002	4	$5.81	$26	0.00%	0.45%	-34.20%
December 31, 2001	2	$8.83	$15	7.32%	0.45%	-33.86%

	T.Rowe Price Mid-Cap Growth Portfolio

December 31, 2004	36	$16.98	$619	0.00%	0.45%	17.83%
December 31, 2003	27	$14.41	$387	0.00%	0.45%	37.76%
December 31, 2002	20	$10.46	$210	0.00%	0.45%	-21.65%
December 31, 2001	1	$13.35	$16	0.00%	0.45%	-1.40%

	T.Rowe Price New America Growth Portfolio

December 31, 2004	14	$9.29	$132	0.05%	0.45%	10.33%
December 31, 2003	19	$8.42	$159	0.00%	0.45%	34.72%
December 31, 2002	32	$6.25	$203	0.00%	0.45%	-28.98%
December 31, 2001	77	$8.80	$678	1.69%	0.45%	-12.26%

	AllianceBernstein Premier Growth Portfolio

December 31, 2004	0	$7.23	$0	0.00%	0.45%	2.12%
December 31, 2003	9	$7.08	$62	0.00%	0.45%	23.13%
December 31, 2002	7	$5.75	$43	0.00%	0.45%	-31.06%
December 31, 2001	4	$8.34	$37	5.60%	0.45%	-17.59%

	Prudential Small Capitalization Stock Portfolio

December 31, 2004	27	$20.12	$546	0.57%	0.45%	21.57%
December 31, 2003	32	$16.55	$532	0.23%	0.45%	37.69%
December 31, 2002	99	$12.02	$1,189	0.94%	0.45%	-15.41%
December 31, 2001	72	$14.21	$1,023	0.50%	0.45%	5.10%

A24

Note 6: Financial Highlights (continued)

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	MFS Bond Series

December 31, 2004	22	$14.24	$316	5.76%	0.45%	5.56%
December 31, 2003	34	$13.49	$453	3.92%	0.45%	8.88%
December 31, 2002	135	$12.39	$1,671	5.82%	0.45%	8.40%
December 31, 2001	122	$11.43	$1,391	6.44%	0.45%	8.24%

	T.Rowe Price Equity Income Portfolio

December 31, 2004	171	$13.73	$2,349	1.65%	0.45%	14.42%
December 31, 2003	134	$12.00	$1,607	1.71%	0.45%	25.00%
December 31, 2002	134	$9.60	$1,285	1.75%	0.45%	-13.67%
December 31, 2001	113	$11.12	$1,258	1.29%	0.45%	1.09%

	Neuberger Berman AMT Partners Portfolio

December 31, 2004	1	$11.83	$6	0.00%	0.45%	18.42%
December 31, 2003	4	$9.99	$39	0.00%	0.45%	35.37%
December 31, 2002	10	$7.38	$72	0.55%	0.45%	-24.62%
December 31, 2001	10	$9.79	$97	0.84%	0.45%	-3.36%

	Janus Aspen Series Worldwide Growth Portfolio

December 31, 2004	83	$9.33	$773	0.96%	0.45%	4.25%
December 31, 2003	120	$8.95	$1,076	1.11%	0.45%	23.45%
December 31, 2002	371	$7.25	$2,691	0.91%	0.45%	-25.94%
December 31, 2001	396	$9.79	$3,880	0.52%	0.45%	-22.85%

	MFS Strategic Income Series

December 31, 2004	6	$14.01	$91	6.50%	0.45%	7.19%
December 31, 2003	5	$13.07	$65	6.43%	0.45%	9.92%
December 31, 2002	31	$11.89	$374	4.42%	0.45%	7.89%
December 31, 2001	49	$11.02	$536	3.59%	0.45%	4.36%

	Janus Aspen Series Growth Portfolio

December 31, 2004	17	$8.85	$151	0.11%	0.45%	4.12%
December 31, 2003	32	$8.50	$275	0.10%	0.45%	31.17%
December 31, 2002	29	$6.48	$187	0.00%	0.45%	-26.94%
December 31, 2001	0	$8.87	$4	0.02%	0.45%	-11.12%

	Janus Aspen Series International Growth Portfolio

December 31, 2004	9	$11.19	$99	0.86%	0.45%	18.41%
December 31, 2003	10	$9.45	$92	1.26%	0.45%	34.23%
December 31, 2002	8	$7.04	$59	0.88%	0.45%	-25.97%
December 31, 2001	0	$9.51	$4	1.62%	0.45%	-4.61%

	Lazard Retirement Series Small Cap Portfolio

December 31, 2004	4	$13.92	$49	0.00%	0.45%	14.38%
December 31, 2003	3	$12.17	$41	0.00%	0.45%	36.43%
December 31, 2002	3	$8.92	$24	0.00%	0.45%	-18.09%
December 31, 2001	0	$10.89	$3	0.04%	0.45%	8.57%

	Janus Aspen Mid Cap Growth Portfolio-Service Shares

December 31, 2004	98	$9.01	$882	0.00%	0.45%	20.29%
December 31, 2003	84	$7.49	$629	0.00%	0.45%	34.47%
December 31, 2002	59	$5.57	$328	0.00%	0.45%	-28.31%
December 31, 2001	24	$7.77	$185	0.00%	0.45%	-24.05%

A25

Note 6: Financial Highlights (continued)

	At year ended			For year ended

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio*	Ratio**	Return***

	AllianceBernstein Capital Real Estate Investment Portfolio (became available February 01, 2002)

December 31, 2004	3	$19.24	$57	2.28%	0.45%	35.11%
December 31, 2003	3	$14.24	$41	2.95%	0.45%	38.66%
December 31, 2002	1	$10.27	$15	2.16%	0.45%	2.70%

	Scudder Government Securities Portfolio (became available February 01, 2002)

December 31, 2004	1	$11.20	$8	2.64%	0.45%	3.23%
December 31, 2003	1	$10.85	$8	2.52%	0.45%	1.88%
December 31, 2002	1	$10.65	$6	2.41%	0.45%	6.18%

	Prudential Conservative Balanced Portfolio (became available January 01, 2004)

December 31, 2004	14	$10.73	155	2.02%	0.45%	7.30%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

A26

Note 6: Financial Highlights (continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90% . Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account.The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract . Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.These charges are assessed through the redemption of units.

A27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of the Group Variable Universal Life Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2005

A28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2004 and 2003 (in millions)

	2004	2003
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2004—$103,681; 2003—$91,015)	$111,039	$98,225
Trading account assets supporting insurance liabilities, at fair value	12,079	—
Other trading account assets, at fair value	907	787
Equity securities, available for sale, at fair value (cost: 2004—$2,130; 2003—$1,816)	2,683	2,378
Commercial loans	20,842	15,659
Policy loans	7,196	7,207
Other long-term investments	3,552	3,216
Short-term investments and other	3,712	6,290

Total investments	162,010	133,762

Cash and cash equivalents	5,049	5,432
Accrued investment income	1,649	1,499
Reinsurance recoverables	33,305	1,021
Deferred policy acquisition costs	5,035	4,933
Other assets	6,900	5,483
Due from parent and affiliates	2,553	4,589
Separate account assets	88,558	80,214

TOTAL ASSETS	$305,059	$236,933

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$69,252	$67,573
Policyholders’ account balances	59,150	38,886
Unpaid claims and claim adjustment expenses	1,727	1,620
Policyholders’ dividends	4,336	3,769
Reinsurance payables	32,564	317
Securities sold under agreements to repurchase	8,674	8,074
Cash collateral for loaned securities	6,227	5,358
Income taxes payable	2,894	2,474
Short-term debt	2,275	3,578
Long-term debt	2,646	1,656
Other liabilities	7,850	4,984
Due to parent and affiliates	306	484
Separate account liabilities	88,558	80,214

Total liabilities	286,459	218,987

COMMITMENTS AND CONTINGENCIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2004 and 2003)	2	2
Additional paid-in capital	14,604	14,576
Deferred compensation	(29)	(16)
Accumulated other comprehensive income	1,608	2,265
Retained earnings	2,415	1,119

Total stockholder’s equity	18,600	17,946

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$305,059	$236,933

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
REVENUES
Premiums	$7,381	$7,170	$7,243
Policy charges and fee income	1,704	1,533	1,577
Net investment income	7,891	7,521	7,624
Realized investment gains (losses), net	984	480	(1,166)
Other income	1,017	634	625

Total revenues	18,977	17,338	15,903

BENEFITS AND EXPENSES
Policyholders’ benefits	8,740	8,794	8,809
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Dividends to policyholders	2,386	2,474	2,525
General and administrative expenses	3,042	2,757	2,818

Total benefits and expenses	16,241	15,742	15,901

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,736	1,596	2

Income taxes:
Current	514	396	253
Deferred	281	31	(243)

Total income tax expense	795	427	10

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,941	1,169	(8)

Income from discontinued operations, net of taxes	7	7	8
Cumulative effective of accounting change, net of taxes	(52)	—	—

NET INCOME	$1,896	$1,176	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2004, 2003 and 2002 (in millions)

Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2001	$—	$14,716	$48	$—	$(29)	$1,159	$(31)	$1,099	$15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits issued and cash payments to eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability adjustment	—	—	—	—	—	—	(2)	(2)	(2)
Other comprehensive income									998
Total comprehensive income									998
Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits issued and cash payments to eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability adjustment	—	—	—	—	—	—	(36)	(36)	(36)
Other comprehensive income									139
Total comprehensive income									1,315
Balance, December 31, 2003	2	14,576	1,119	(16)	52	2,282	(69)	2,265	17,946
Dividend to parent	—	—	(600)	—	—	—	—	—	(600)
Sale of fixed maturities to an affiliate affiliate	—	4	—	—	—	(4)	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	—	—	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	—	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	—	(712)	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	—	—	(12)	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	—	69	—	69	69
Other comprehensive loss									(653	) )
Total comprehensive income									1,243
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$54	$1,635	$(81)	$1,608	$18,600

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,896	$1,176	$—
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(984)	(480)	1,166
Policy charges and fee income	(551)	(399)	(396)
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Depreciation and amortization, including premiums and discounts	270	134	131
Change in:
Deferred policy acquisition costs	(10)	(86)	186
Future policy benefits and other insurance liabilities	607	661	1,272
Trading account assets supporting insurance liabilities and other trading account assets	(1,433)	109	(14)
Income taxes payable	584	423	181
Due to/from parent and affiliates	(706)	198	(295)
Other, net	2,233	(2,243)	307
Cash flows from operating activities	3,979	1,210	4,287

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	62,405	40,612	51,022
Equity securities, available for sale	1,859	496	1,228
Commercial loans	3,694	1,945	1,692
Other long-term investments	1,000	811	677
Short-term investments	13,247	15,019	13,754
Payments for the purchase of:
Fixed maturities, available for sale	(72,006)	(41,079)	(58,141)
Equity securities, available for sale	(1,782)	(588)	(2,012)
Commercial loans	(3,596)	(1,973)	(2,122)
Other long-term investments	(615)	(251)	(692)
Short-term investments	(10,379)	(16,557)	(14,430)
Acquisition of subsidiaries, net of cash acquired.	(2,056)	—	—
Due to/from parent and affiliates	1,963	(516)	1,344
Cash flows used in investing activities	(6,266)	(2,081)	(7,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	13,725	8,563	7,868
Policyholders’ account withdrawals	(12,375)	(7,692)	(6,068)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,469	(1,633)	4,127
Net change in debt (maturities of 90 days or less)	(1,000)	1,797	(1,403)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,507	1,374	994
Repayments of debt (maturities longer than 90 days)	(1,789)	(1,902)	(2,197)
Cash payments to or in respect of eligible policyholders	(1)	(5)	(500)
Capital contribution from parent	—	—	2
Dividend to parent	(600)	—	(228)
Cash flows from financing activities	1,936	502	2,595

Effect of foreign exchange rate changes on cash balances	(32)	8	4

NET DECREASE IN CASH AND CASH EQUIVALENTS	(383)	(361)	(794)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,432	5,793	6,587

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,049	$5,432	$5,793

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(88)	$3	$33

Interest paid	$213	$186	$248

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, as well as variable interest entities in which the Company is considered the primary beneficiary, and those partnerships and joint ventures in which the Company has a majority financial interest, except for those partnerships and joint ventures where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

Investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “trading” and included in “Trading account assets supporting insurance liabilities, at fair value.” All investment results, which include realized and unrealized gains and losses, as well as net investment income for these investments are reported in “Other income.”

“Other trading account assets, at fair value” and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer, its operation of hedge portfolios or its use of derivatives for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets, securities sold but not yet purchased and the Company’s investments in its own separate accounts are included in “Other income.”

“Equity securities, available for sale” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Originated commercial loans are stated at unpaid principal balances, net of unamortized discounts and an allowance for losses. Interest income, including the amortization of the related discounts, is included in “Net investment income.” In connection with an acquisition, commercial loans are recorded at fair value when acquired, with any premium or discount amortized over the remaining lives of the loans and included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account, insurance and broker-dealer subsidiaries used to generate income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within our mortgage banking, derivative dealer and hedge portfolio operations are reported in “Other income.”

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to

102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowed transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value. “Short-term investments and other” also include securities purchased under agreements to resell.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $32.2 billion at December 31, 2004. See Note 4 for additional information about these arrangements. The remaining amounts relate to reinsurance ceded and assumed arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.35% at December 31, 2004 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and funding agreement notes, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in acquired investment-type contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in estimated gross profits on unamortized VOBA is reflected in “General and administrative expenses” in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Unpaid Claims and Claims Adjustments Expenses

The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. These IBNR estimates, and estimates of the amounts of loss the Company will ultimately incur on reported claims, which are based in part on historical experience, are adjusted as appropriate to reflect actual claims experience. When actual experience differs from the previous estimate, the resulting difference will be included in the reported results for the period of the change in estimate in the “Policyholders’ benefits” caption. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block (see Note 10 for a description of the Closed Block) established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future policy benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 9. Also as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally include asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains and net investment income from investments classified as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance, investment and other operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities . Realized and unrealized changes in fair value of derivatives used in dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” “Other assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities.” As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board “FASB” issued SFAS No. 123R, “Share-Based Payment”, which replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation.” SFAS 123R requires all entities to apply the fair-value-based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The effective date for SFAS 123R is interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003 will be recognized over the remaining vesting period of approximately six months.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In January 2004 and May 2004, the FASB issued FSP 106-1 and 106-2, each of which is entitled “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003,” respectively. See Note 14 for details regarding the adoption of these pronouncements.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets.

Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$—	$(58)
Healthcare operations (b)	6	11	71
Other	—	—	—
Income from discontinued operations before income taxes	6	11	13
Income tax expense (benefit)	(1)	4	5
Income from discontinued operations, net of taxes	$7	$7	$8

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $7 million and $48 million, respectively, at December 31, 2004, and $24 million and $56 million, respectively, at December 31, 2003.

(a)

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2004, 2003 and 2002. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITION

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company is in the process of requesting the pension plan customers to agree to substitute PRIAC for CIGNA in their respective contracts, and expects this process to be substantially complete by the end of 2005.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retains the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC includes a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. At the agreed upon dates of asset transfer, PRIAC will assume the separate account and other insurance liabilities and concurrently will receive from CIGNA the associated separate account and other assets. The Company expects the assumption of these liabilities and the concurrent asset transfer to be substantially complete by early 2005.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. If PRIAC does not commute the modified coinsurance arrangement, this arrangement will convert to a coinsurance-with-assumption arrangement. After the conversion, this coinsurance arrangement will be similar to the arrangement associated with the defined contribution and defined benefit pension plan contracts described above. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in “Other income.”

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	423
Goodwill	564
Reinsurance recoverable(2)	35,184
Other assets	196
Separate account assets	25
Total assets acquired	53,543
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,871)
Reinsurance payable (2)	(35,184)
Other liabilities	(351)
Separate account liabilities	(25)
Total liabilities assumed	(51,440)
Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)	The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $564 million, of which the Company currently estimates 100% to be deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company’s actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

		Years ended December 31,
		2004	2003
		(in millions, except per share data, unaudited)
Total revenues		$19,513	$18,968
Income from continuing operations before cumulative effect of accounting change		$1,964	$1,390
Net income		$1,784	$1,397

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31,

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,775	$618	$2	$6,391
Obligations of U.S. states and their political subdivisions	2,133	245	4	2,374
Foreign government bonds	2,930	494	2	3,422
Corporate securities	83,475	5,962	130	89,307
Mortgage-backed securities	9,368	186	9	9,545

Total fixed maturities, available for sale	$103,681	$7,505	$147	$111,039

Equity securities, available for sale	$2,130	$608	$55	$2,683

	\	2003
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies		$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions		1,649	178	7	1,820
Foreign government bonds		2,707	472	4	3,175
Corporate securities		76,395	6,242	185	82,452
Mortgage-backed securities		3,353	113	7	3,459

Total fixed maturities, available for sale		$91,015	$7,443	$233	$98,225

Equity securities, available for sale		$1,816	$614	$52	$2,378

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2004, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$7,029	$7,117
Due after one year through five years	29,970	31,481
Due after five years through ten years	25,217	27,324
Due after ten years	32,097	35,572
Mortgage-backed securities	9,368	9,545

Total	$103,681	$111,039

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the source of fixed maturity proceeds and related gross investment gains (losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2004	2003	2002
	(in millions)
Fixed maturities – available for sale:
Proceeds from sales	$50,591	$29,701	$39,417
Proceeds from maturities/repayments	11,814	10,911	11,605
Gross investment gains from sales and prepayments	873	881	1,158
Gross investment losses from sales	(268)	(286)	(1,213)

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(105)	$(327)	$(664)
Write-downs for impairments of equity securities	(11)	(68)	(194)

Trading Account Assets Supporting Insurance Liabilities

“Trading account assets supporting insurance liabilities” is comprised of investments that support experience-rated contracts of the Company’s retirement business. These assets are classified as trading and are carried at fair value. All investment results, which include realized and unrealized gains and losses, as well as net investment income, for these investments are reported in “Other income.” The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31,

	2004		2003
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments, cash and cash equivalents	$949	$949	$—	$—

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	265	263	—	—
Foreign government bonds	122	120	—	—
Corporate securities	9,361	9,256	—	—
Mortgage-backed securities	1,494	1,491	—	—
Total fixed maturities	11,242	11,130	—	—

Total trading account assets supporting insurance liabilities	$12,191	$12,079	$—	$—

At December 31, 2004, 65% of the portfolio was comprised of publicly traded securities. As of December 31, 2004, 97% of the fixed maturity portion of the portfolio was investment grade investments. The change in the net holding gain or loss in these securities during the year ended December 31, 2004 was a loss of $112 million.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2004		2003
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,713	22.5%	$3,353	21.2%
Retail stores	2,904	13.9%	1,739	11.0%
Residential properties	33	0.2%	52	0.3%
Apartment complexes	5,165	24.6%	4,640	29.4%
Industrial buildings	4,790	22.8%	3,379	21.4%
Agricultural properties	1,786	8.5%	1,864	11.8%
Other	1,581	7.5%	764	4.9%

Subtotal of collateralized loans	20,972	100.0%	15,791	100.0%

Valuation allowance	(130)		(132)

Total collateralized loans	$20,842		$15,659

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27%) and New York (10%) at December 31, 2004.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2004	2003	2002
	(in millions)
Allowance for losses, beginning of year	$132	$172	$202
Release of allowance for losses	—	(35)	(1)
Charge-offs, net of recoveries	(2)	(5)	(29)

Allowance for losses, end of year	$130	$132	$172
	—

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2004	2003
	(in millions)
Non-performing commercial loans with allowance for losses	$106	$43
Non-performing commercial loans with no allowance for losses	118	121
Allowance for losses, end of year	(35)	(7)

Net carrying value of non-performing commercial loans	$189	$157

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $197 million, $202 million and $316 million for 2004, 2003 and 2002, respectively. Net investment income recognized on these loans totaled $17 million, $12 million and $23 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2004	2003
	(in millions)
Joint venture and limited partnerships:
Real estate related	$506	$364
Non real estate related	940	954
Total joint venture and limited partnerships	1,446	1,318

Real estate held through direct ownership	230	119
Separate accounts	1,361	1,273
Other	515	506

Total other long-term investments	$3,552	$3,216

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2004		2003
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate		$1,061	$1,320
Investments in securities		7,331	4,257
Cash and cash equivalents		152	86
Other assets		7,272	2,494

Total assets		$15,816	$8,157

Borrowed funds-third party		$216	$934
Borrowed funds-Prudential Insurance		12	—
Other liabilities		10,747	3,767

Total liabilities		10,975	4,701
Partners’ capital		4,841	3,456

Total liabilities and partners’ capital		$15,816	$8,157

Equity in partners’ capital included above		$1,035	$808
Equity in limited partnership interests not included above		411	510

Carrying value		$1,446	$1,318

	Years ended December 31,
	2004	2003	2002
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$142	$233	$140
Income from securities investments	456	337	126
Interest expense-third party	(14)	(63)	(63)
Other expenses	(292)	(215)	(159)

Net earnings	$292	$292	$44

Equity in net earnings included above	$98	$65	$5
Equity in net earnings of limited partnership interests not included above	142	41	12

Total equity in net earnings	$240	$106	$17

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities, available for sale	$5,900	$5,736	$5,849
Equity securities, available for sale	61	42	57
Commercial loans	1,377	1,215	1,244
Policy loans	426	470	510
Short-term investments and cash equivalents	142	145	267
Other investment income	454	330	170

Gross investment income	8,360	7,938	8,097
Less investment expenses	(469)	(417)	(473)

Net investment income	$7,891	$7,521	$7,624

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2004 included in fixed maturities and commercial loans totaled $80 million and $3 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities	$500	$268	$(719)
Equity securities, available for sale	391	(2)	(155)
Commercial loans	(11)	58	10
Investment real estate	51	(3)	—
Joint ventures and limited partnerships	64	88	11
Derivatives	(9)	7	(292)
Other	(2)	64	(21)

Realized investment gains (losses), net	$984	$480	$(1,166)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2001	$2,255	$(317)	$(77)	$—	$(702)	$1,159
Net investment gains (losses) on investments arising during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	7,711	(406)	(1,305)	(2,443)	(1,275)	2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2004	2003	2002
	(in millions)
Fixed maturities	$7,358	$7,210	$6,373
Equity securities	553	562	4
Other investments	(123)	(61)	(47)

Net unrealized gains on investments	$7,788	$7,711	$6,330

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$428	$2	$4	$—	$432	$2
Obligations of U.S. states and their political subdivisions	371	2	86	2	457	4
Foreign government bonds	131	1	21	1	152	2
Corporate securities	12,135	111	572	19	12,707	130
Mortgage-backed securities	1,564	8	86	1	1,650	9

Total	$14,629	$124	$769	$23	$15,398	$147

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

At December 31, 2004, gross unrealized losses on fixed maturities were $147 million, compared to $233 million at December 31, 2003. The gross unrealized losses at December 31, 2004 and 2003, are comprised of $119 million and $147 million related to investment grade securities and $28 million and $86 million related to below investment grade securities, respectively. At December 31, 2004, $3 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $36 million at December 31, 2003 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. At December 31, 2003, the $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$503	$49	$19	$6	$522	$55

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$158	$32	$96	$19	$254	$51

At December 31, 2004, gross unrealized losses on equity securities were $55 million, compared to $51 million at December 31, 2003. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2003, $4 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$2	$—	$10	$2	$12	$2

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$—	$—	$20	$8	$20	$8

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $80 million at both December 31, 2004 and 2003.

At December 31, 2004, gross unrealized losses on cost method investments were $2 million, compared to $8 million at December 31, 2003. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2004	2003
	(in millions)
Fixed maturities available for sale	$14,801	$13,404
Other trading account assets	54	83
Separate account assets	3,467	3,196

Total securities pledged	$18,322	$16,683

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $369 million and $422 million at December 31, 2004 and 2003, respectively, of which $369 million in 2004 and $272 million in 2003 had either been sold or repledged.

Assets of $257 million and $265 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees. Additionally, assets valued at $706 million and $601 million at December 31, 2004 and 2003, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Letter stock or other securities restricted as to sale amounted to $2 million and $11 million at December 31, 2004 and 2003, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$4,933	$4,741	$5,122
Capitalization of commissions, sales and issue expenses	489	461	461
Amortization	(479)	(375)	(647)
Change in unrealized investment gains and losses	88	106	(195)
Impact of adoption of SOP 03-1	4	—	—

Balance, end of year	$5,035	$4,933	$4,741

7.	VALUATION OF BUSINESS ACQUIRED AND GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

2004
(in millions)
Balance, beginning of year	$—
Acquisitions	423
Amortization (1)	(40)
Interest (2)	25

Balance, end of year	$408

(1)	The average expected life for VOBA amortization was approximately 25 years from the date of acquisition for the business acquired from CIGNA.
(2) The interest accrual rates ranged from 6.32% to 7.76%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2005	$12
2006	10
2007	8
2008	6
2009	5
2010 and thereafter	367

Total	$408

Goodwill and Other Intangibles

The changes in the book value of goodwill are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$99	$105	$88
Acquisitions	564	—	17
Disposal of reporting unit	(5)	—	—
Foreign currency translation	7	(6)	—

Balance, end of year	$665	$99	$105

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2004, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed.

At December 31, 2004, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $15 million and $(5) million, respectively, and at December 31, 2003, $1 million and $0 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $5 million, $0 million and $0 million for the years ended December 31, 2004, 2003 and 2002, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2005 and 2006, $2 million in 2007 and $1 million in 2008 and 2009.

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2004	2003
	(in millions)
Life insurance	$54,341	$53,450
Individual and group annuities	14,488	13,768
Other contract liabilities	423	355

Total future policy benefits	$69,252	$67,573

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for individual and group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 26% and 30% of domestic individual life insurance in force at December 31, 2004 and 2003, respectively, and 91%, 92% and 91% of domestic individual life insurance premiums for 2004, 2003 and 2002, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 0% to 8.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,300 million and $2,830 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2004 and 2003, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2004	2003
	(in millions)
Individual annuities	$7,642	$6,854
Group annuities (1)	18,072	1,769
Guaranteed investment contracts and guaranteed interest accounts (1)	14,223	13,951
Funding agreements	3,629	1,451
Interest-sensitive life contracts	3,766	3,508
Dividend accumulations and other	11,818	11,353

Policyholders’ account balances	$59,150	$38,886

(1)

Includes as of December 31, 2004, $16,356 million of group annuities and $825 million of guaranteed investment contracts associated with the retirement business acquired from CIGNA. The interest crediting rates for these contracts range from 3% to 7.4% for group annuities and 5.4% to 9.1% for guaranteed investment contracts.

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3% to 8% for interest-sensitive life contracts and from 0% to 14% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

Included in “Funding agreements” at December 31, 2004 and 2003, are $2,756 million and $1,052 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 4.4%. Also included in funding agreements at December 31, 2004, are $483 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

	2004	2003	2002
	(in millions)
Balance at January 1	$1,620	$1,560	$1,647
Less reinsurance recoverables, net	17	24	129

Net balance at January 1	1,603	1,536	1,518

Incurred related to:
Current year	573	542	541
Prior years	48	33	(32)

Total incurred	621	575	509

Paid related to:
Current year	159	153	158
Prior years	356	355	333

Total paid	515	508	491

Net balance at December 31	1,709	1,603	1,536
Plus reinsurance recoverables, net	18	17	24

Balance at December 31	$1,727	$1,620	$1,560

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2004, 2003 and 2002 includes $0 million, $1 million and $9 million, respectively, attributable to the Company’s discontinued healthcare business.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 that related to prior years was due to long-term disability claim termination experience.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2004
	In the Event of Death	At Annuitization/ Accumulation
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$6,374	N/A
Net amount at risk	$13	N/A
Average attained age of contractholders	61 years	N/A

Minimum return or anniversary contract value
Account value	$11,755	$2,035
Net amount at risk	$1,491	$1
Average attained age of contractholders	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6 years

	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$329	$345

	December 31, 2004
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)

No lapse guarantees
Separate account value	$1,626
General account value	$394
Net amount at risk	$32,295
Average attained age of contractholders	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in millions)
Equity funds	$10,555
Bond funds	1,189
Balanced funds	1,894
Money market funds	389
Other	207
Total	$14,234

In addition to the amounts invested in separate account investment options above, $3,895 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” In 2004, there were no liabilities recorded related to the guaranteed minimum withdrawal benefits (“GMWB”) feature. This feature is actually offered with certain variable annuity products issued by the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. The risk arising from the feature was reinsured to the Company, retroactive to October, 2003, via an automatic coinsurance agreement executed between the Company and ASLAC in 2004. GMWB benefits are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2004	$47	$2	$—	$49
Incurred guarantee benefits	22	5	—	27
Paid guarantee benefits	(24)	—	—	(24)
Balance at December 31, 2004	$45	$7	$—	$52

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)
Balance at December 31, 2004	$120

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2004, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $3,141 million and $2,443 million at December 31, 2004 and 2003, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2004	2003
	(in millions)
Closed Block Liabilities
Future policy benefits	$49,511	$48,842
Policyholders’ dividends payable	1,077	1,168
Policyholder dividend obligation	3,141	2,443
Policyholders’ account balances	5,557	5,523
Other Closed Block liabilities	8,943	7,222

Total Closed Block Liabilities	68,229	65,198

Closed Block Assets
Fixed maturities, available for sale, at fair value	44,870	40,517
Equity securities, available for sale, at fair value	2,620	2,282
Commercial loans	6,707	6,423
Policy loans	5,454	5,543
Other long-term investments	996	983
Short-term investments	1,769	3,361
Total investments	62,416	59,109
Cash and cash equivalents	1,800	2,075
Accrued investment income	668	693
Other Closed Block assets	343	323

Total Closed Block Assets	65,227	62,200

Excess of reported Closed Block Liabilities over Closed Block Assets	3,002	2,998
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,459	3,415
Allocated to policyholder dividend obligation	(3,141)	(2,443)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,320	$3,970

Information regarding the policyholder dividend obligation is as follows:

	2004	2003
	(in millions)
Balance, January 1	$2,443	$1,606
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	698	837

Balance, December 31	$3,141	$2,443

Closed Block revenues and benefits and expenses for the years ended December 31, 2004, 2003 and 2002 were as follows:

		2004	2003	2002
		(in millions)
Revenues
Premiums		$3,776	$3,860	$4,022
Net investment income		3,392	3,326	3,333
Realized investment gains (losses), net		709	430	(521)
Other income		59	64	68

Total Closed Block revenues		7,936	7,680	6,902

Benefits and Expenses
Policyholders’ benefits		4,056	4,174	4,310
Interest credited to policyholders’ account balances		137	139	139
Dividends to policyholders		2,364	2,452	2,506
General and administrative expenses		710	759	801

Total Closed Block benefits and expenses		7,267	7,524	7,756

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes		669	156	(854)

Income tax expense (benefit)		19	(21)	(147)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes		$650	$177	$(707)

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Pramerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Direct premiums	$8,063	$7,868	$7,927
Reinsurance assumed(1)	394	277	154
Reinsurance ceded	(1,076)	(975)	(838)

Premiums	$7,381	$7,170	$7,243

Policyholders’ benefits ceded	$952	$851	$778

(1)	Includes $2 million of premiums assumed for the period April 1, 2004 through December 31, 2004 under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA.

“Premiums” includes affiliated direct premiums of $85 million, $85 million and $83 million, affiliated reinsurance assumed of $317 million, $196 million and $104 million and affiliated reinsurance ceded of $(246) million, $(222) million and $(162) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Affiliated policyholders’ benefits assumed was $73 million, $59 million and $46 million for the years ended December 31, 2004, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded was $(66) million, $(76) million and $(59) million for the years ended December 31, 2004, 2003, and 2002, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2004, 2003 and 2002, was $29 million, $8 million and $4 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $110 million, $54 million and $9 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Reinsurance recoverables at December 31, are as follows:

	2004	2003
	(in millions)
Individual and group annuities (1)	$32,215	$—
Life insurance	1,025	945
Other reinsurance	58	62

Total reinsurance recoverable	$33,298	$1,007

(1)

Represents reinsurance recoverables as of December 31, 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. At December 31, 2004, the Company has recorded a related reinsurance payable of $32,198 million.

“Reinsurance recoverables” includes affiliated receivables of $596 million and $507 million at December 31, 2004 and 2003, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 71% of the remaining reinsurance recoverable at December 31, 2004. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $267 million and $220 million at December 31, 2004 and 2003, respectively.

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2004	2003
	(in millions)
Commercial paper	$2,001	$2,846
Notes payable (a)	216	278
Current portion of long-term debt	58	454

Total short-term debt	$2,275	$3,578

(a)

Notes payable includes notes due to a related party of $146 million and $262 million at December 31, 2004 and 2003, respectively. The related party note at December 31, 2004 matured on January 10, 2005 and bore an interest rate of 2.3%. The related party note at December 31, 2003 matured on January 7, 2004 and bore an interest rate of 1.0%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 2.1% and 1.0% at December 31, 2004 and 2003, respectively.

At December 31, 2004, the Company had $1,568 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from two to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2004 and 2003, a portion of commercial paper borrowings were supported by $1,500 million of the Company’s existing lines of credit. At December 31, 2004 and 2003, the weighted average maturity of commercial paper outstanding was 25 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
Fixed rate notes
Fixed rate note subject to set-off arrangements	2009	4.45%	$952	$—
Other fixed rate notes (a)	2006-2023	5.10%-7.30%	1,786	965
Surplus notes	2007-2025	(b)	692	691

Sub-total			3,430	1,656
Less assets under set-off arrangements (c)			784	—

Total long-term debt			$2,646	$1,656

(a)	Other fixed rate notes at December 31, 2004 includes $896 million due to a related party maturing on September 20, 2014 bearing an interest rate of 5.1%
(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2004 and 2003.
(c)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2004 and 2003, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $692 million and $691 million was outstanding at December 31, 2004 and 2003, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2004, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $28 million in interest expense for the years ended December 31, 2004 and 2003, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $202 million, $167 million and $220 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Interest expense related to affiliated debt was $16 million for the year ended December 31, 2004. “Due to parent and affiliates” included $13 million associated with the affiliated long-term interest payable at December 31, 2004.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2004 and 2003, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on a notional account balance that increases based on age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On January 12, 2004, the FASB issued FSP 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” As permitted by FSP 106-1, the Company elected to defer the accounting for the effects of the Act in 2003.

On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of a $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and a $0 million reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)
Service cost	(118)	(149)	(10)	(13)
Interest cost	(389)	(419)	(147)	(150)
Plan participants’ contributions	—	—	(15)	(11)
Amendments	—	(10)	(13)	73
Annuity purchase	3	3	—	—
Actuarial gains/(losses), net	84	(648)	150	(549)
Curtailments	—	112	—	1
Contractual termination benefits	—	(1)	—	—
Special termination benefits	—	(44)	—	(1)
Transfers from destacked subsidiaries	—	—	—	(3)
Transfers to destacked subsidiaries	—	—	—	—
Benefits paid	731	602	211	168
Foreign currency changes	—	(1)	(2)	(4)

Benefit obligation at end of period	$(6,790)	$(7,101)	$(2,685)	$(2,859)

Change in plan assets
Fair value of plan assets at beginning of period	$8,643	$7,837	$1,131	$1,157
Actual return on plan assets	1,176	1,381	112	126
Annuity purchase	(3)	(3)	—	—
Employer contributions	32	30	9	5
Plan participants’ contributions	—	—	15	11
Benefits paid	(731)	(602)	(211)	(168)

Fair value of plan assets at end of period	$9,117	$8,643	$1,056	$1,131

Funded status
Funded status at end of period	$2,327	$1,542	$(1,629)	$(1,728)
Unrecognized transition (asset) liability	—	(23)	5	6
Unrecognized prior service costs	144	164	(54)	(74)
Unrecognized actuarial losses, net	896	1,349	657	866
Effects of fourth quarter activity	8	6	3	1

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,689	$3,328	$—	$—
Accrued benefit liability	(440)	(397)	(1,018)	(929)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	126	107	—	—

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Accumulated benefit obligation	$(6,556)	$(6,596)	$(2,685)	$(2,859)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $516 million, $448 million and $0 million, respectively, at September 30, 2004 and $508 million, $404 million and $0 million, respectively, at September 30, 2003.

In 2004 and 2003, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million and $22 million in 2004 and 2003, respectively.

There were no material pension amendments in 2004. The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary.

The benefit obligation for other postretirement benefits increased by $13 million for changes made in the substantive plan to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was an increase in cost of $2 million associated with providing Prudential Financial benefits to employees of Cigna Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service. The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. (a destacked subsidiary) employees that transferred to Prudential Financial effective July 1, 2003.

The pension benefits were amended during the time period presented for 2002 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies. Costs related to these amendments are reflected in special termination benefits in the table below.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
	(in millions)
Components of net periodic (benefit) cost
Service cost	$118	$149	$138	$10	$13	$13
Interest cost	389	419	434	147	150	148
Expected return on plan assets	(824)	(833)	(908)	(81)	(84)	(115)
Amortization of transition amount	(23)	(107)	(107)	1	2	14
Amortization of prior service cost	19	29	30	(7)	—	—
Amortization of actuarial net (gain) loss	18	8	(47)	28	10	(8)
Curtailments	—	37	—	—	—	—
Contractual termination benefits	—	—	1	—	—	—
Special termination benefits	—	44	—	—	1	—

Net periodic (benefit) cost	$(303)	$(254)	$(459)	$98	$92	$52

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2004 and September 30, 2003 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Increase in minimum liability included in other comprehensive income	$19	$55	$—	$—

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.50%	7.25%	5.75%	6.50%	7.25%
Discount rate (end of period)	5.75%	5.75%	6.50%	5.50%	5.75%	6.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.75%	8.75%	9.50%	7.75%	7.75%	9.00%
Health care cost trend rates (beginning of period)				6.05–10.00%	6.40–10.00%	6.76–8.76%
Health care cost trend rates (end of period)	—	—	—	5.44–10.00%	6.05–10.00%	6.40–10.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (beginning of period)				5.00%	5.00%	5.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The pension and postretirement expected long term rates of return for 2004 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2004. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2005. The expected long term rate of return for 2005 is 8.50% and 8.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2004
(in millions)
One percentage point increase
Increase in total service and interest costs	$12
Increase in postretirement benefit obligation	208

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	178

Pension and postretirement plan asset allocation as of September 30, 2004 and September 30, 2003, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2004	2003	2004	2003
Asset category
U.S. Stocks	41%	49%	58%	52%
International Stocks	11%	9%	6%	5%
Bonds	40%	34%	22%	20%
Short-term Investments	0%	2%	3%	3%
Real Estate	6%	6%	0%	0%
Municipal Bonds	0%	0%	11%	20%
Other	2%	0%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2004 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2004		Postretirement Investment Policy Guidelines as of September 30, 2004
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	30%	52%	28%	68%
International Stocks	5%	15%	1%	8%
Bonds	42%	68%	11%	50%
Short-term Investments	0%	21%	0%	29%
Real Estate	2%	7%	0%	3%
Municipal Bonds	0%	0%	12%	12%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, real estate, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement equity is used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. common stock as of September 30, 2004 or 2003 for either the pension plan or postretirement plans. Pension plan assets of $7,161 million and $7,311 million are included in Separate Account assets and liabilities as of September 30, 2004 and 2003, respectively.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits	Other Postretirement Benefits Subsidy Receipt
	(in millions)
2005	$412	$238	$—
2006	409	246	18
2007	410	253	19
2008	413	255	20
2009	414	255	21
2010-2014	2,173	1,265	121

Total	$4,231	$2,512	$199

The Company anticipates that it will make cash contributions in 2005 of $27 million to the pension plans and $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2004 and 2003, was $62 million and $52 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $54 million and $55 million for the years ended December 31, 2004, 2003 and 2002, respectively.

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Current tax expense (benefit)
U.S.	$517	$379	$231
State and local	(12)	2	18
Foreign	9	15	4

Total	514	396	253

Deferred tax expense (benefit)
U.S.	284	48	(221)
State and local	(3)	(16)	(22)
Foreign	—	(1)	—

Total	281	31	(243)

Total income tax expense	$795	$427	$10

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
	(in millions)
Expected federal income tax expense	$958	$558	$1
Non-taxable investment income	(131)	(56)	(96)
Change in valuation allowance	—	(19)	22
Non-deductible expenses	(5)	(18)	67
State and local income taxes	(11)	(9)	(5)
Other	(16)	(29)	21

Total income tax expense	$795	$427	$10

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
	(in millions)
Deferred tax assets
Insurance reserves	$1,133	$1,375
Policyholder dividends	1,287	1,136
Other	641	336

Deferred tax assets before valuation allowance	3,061	2,847
Valuation allowance	(24)	(28)

Deferred tax assets after valuation allowance	3,037	2,819

Deferred tax liabilities
Net unrealized investment gains	2,765	2,937
Deferred policy acquisition costs	1,069	1,168
Employee benefits	607	610
Other	361	33

Deferred tax liabilities	4,802	4,748

Net deferred tax liability	$(1,765)	$(1,929)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2004 and 2003, respectively, the Company had federal net operating and capital loss carryforwards of $66 million and $65 million, which expire between 2007 and 2018. At December 31, 2004 and 2003, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $32 million and $2,490 million, which expire between 2005 and 2024.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination by the Service. Management believes sufficient provisions have been made for potential adjustments.

16.	STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $3,327 million at December 31, 2004. There were applicable adjustments for unrealized capital gains of $824 million at December 31, 2004. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($8.4 billion as of December 31, 2004) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.5 billion for the year ended December 31, 2004). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,878 million, $1,231 million and $(490) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,420 million and $7,472 million at December 31, 2004 and 2003, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York

Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $430 million, $501 million and $527 million for the years ended December 31, 2004, 2003, and 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2004 and 2003, the Company’s affiliated liability due to these deposits was $0 million and $187 million, respectively, and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $92 million, $214 million and $231 million for the years ended December 31, 2004, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network.

The amounts due to the Company under all service agreements were $94 million and $166 million at December 31, 2004 and 2003, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $220 million, $200 million and $195 million in “Net investment income” and $127 million, $92 million and $101 million in “General and administrative expenses” for the years ended December 31, 2004, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $39 million and $35 million at December 31, 2004 and 2003, respectively, and are included in “Due to parent and affiliates.”

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
U.S. Dollar floating rate notes (a)	2004-2008	1.31% - 3.06%	$285	$1,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	100	120
Japanese Yen fixed rate note	2008	2.17%	722	690
Great Britain Pound floating rate note	2004	4.49% - 5.17%		95
Total long-term notes receivable – affiliated (c)			1,107	2,055
Short-term notes receivable – affiliated (d)			1,350	2,365
Total notes receivable - affiliated			$2,457	$4,420

(a)

On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $150 million and $1,000 million at December 31, 2004 and 2003, respectively.

(b)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $0 million and $20 million at December 31, 2004 and 2003, respectively.
(c)

All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d)	Short-term notes receivable have variable rates, which averaged 2.56% at December 31, 2004 and 1.36% at December 31, 2003. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $2 million and $3 million at December 31, 2004 and 2003, respectively, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $261 million and $228 million, associated with these transactions at December 31, 2004 and 2003, respectively.

Revenues related to lending activities to affiliates were $16 million, $24 million and $28 million in “Net investment income” and $53 million, $55 million and $82 million in “Other income” for the years ended December 31, 2004, 2003 and 2002, respectively.

Sales of Fixed Maturities between Affiliates

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction to additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $552 million and $370 million at December 31, 2004 and 2003, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $254 million and $263 million at December 31, 2004 and 2003, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $483 million related to these agreements at December 31, 2004. The affiliated interest credited on these agreements was $9 million for the year ended December 31, 2004 and is included in “Interest credited to policyholders’ account balances.”

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

 Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$20,842	$21,798	$15,659	$17,188
Policy loans	7,196	8,471	7,207	8,647
Notes receivable - affiliated	2,457	2,507	4,420	4,476
Investment contracts	50,787	51,327	30,739	31,508
Short-term and long-term debt	4,921	5,199	5,234	5,490

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in the Company’s investment portfolio. With credit derivatives the Company can sell or buy credit protection on an identified name or names in return for receiving or paying a quarterly premium. This premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security. See Note 20 for a discussion of guarantees related to these credit derivatives.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also may use equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2004, 2003 and 2002 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2001	$8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	(67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	$(165)

It is anticipated that a pre-tax gain of approximately $27 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2005, offset by amounts pertaining to the hedged items. As of December 31, 2004, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $24 million, $33 million and $32 million in 2004, 2003 and 2002, respectively.

For the years ended December 31, 2004, 2003 and 2002, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

20.    COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2004, 2003 and 2002 was $73 million, $59 million and $62 million, respectively.

The following table presents, at December 31, 2004, the Company’s future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2005	$—	$119	$(29)
2006	63	104	(27)
2007	252	91	(27)
2008	602	52	(20)
2009	2	38	(19)
Beyond 2009	1,727	76	(24)

Total	$2,646	$480	$(146)

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $480 million in total non-cancelable operating leases and $146 million in total sub-lease income, $105 million and $103 million, respectively, has already been reserved toward future period rental expenses.

In connection with the Company’s commercial mortgage banking business, it originates commercial mortgage loans. At December 31, 2004, the Company had outstanding commercial mortgage loan commitments with borrowers of $669 million. In certain of these transactions, the Company prearranges that it will sell the loan to an investor after the Company funds the loan. As of December 31, 2004, $494 million of the Company’s commitments to originate commercial mortgage loans are subject to such arrangements.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $3,728 million at December 31, 2004 principally reflecting commitments to purchase or fund investments, including $2,932 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,315 million at December 31, 2004. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2004, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

Certain contracts underwritten by the retirement services guaranteed products business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2004, such contracts in force carried a total guaranteed value of $1,798 million.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $628 million at December 31, 2004. The credit default swaps generally have maturities of five years or less.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2004, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, the Company, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance and may be the subject of additional regulatory and private actions.

In August 2000, plaintiffs filed a purported national class action against Prudential Insurance in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to disclose adequately the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that Prudential Insurance should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the trial court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that the Company received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential Insurance and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians.

In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal RICO claims. The trial is scheduled for September 2005.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1 “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, Financial Accounting Standards Board revised Interpretation No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, and the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation as of January 1, 2003.

/s/	PRICEWATERHOUSECOOPERS LLP

New York, New York

March 28, 2005

Supplement Dated May 1, 2005

To Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution and/or service (12b-1) fees, and other expenses                            0.38%            3.89%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these Funds ranged on an annual basis from 0.38 % to 1.79% of Fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Prudential Series Fund, Inc.

Conservative Balanced Portfolio: Seeks total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Diversified Conservative Growth Portfolio: Seeks current income and a reasonable level of capital appreciation.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Government Income Portfolio: Seeks a high level of income over the long term consistent with the preservation of capital.

High Yield Bond Portfolio: Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Jennison 20/20 Focus Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity

.

Natural Resources Portfolio: Seeks long-term growth of capital.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Zero Coupon Bond 2005 Portfolio: Seeks the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital.

Note: The Zero Coupon Bond Portfolio 2005 will liquidate as of November 15, 2005. On the liquidation date, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please consult your contract prospectus for information on reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions.

SP AIM Core Equity Portfolio: Seeks growth of capital.

SP AllianceBernstein Large Cap Growth Portfolio (formerly SP Alliance Large Cap Growth Portfolio): Seeks long-term growth of capital.

SP Davis Value Portfolio: Seeks growth of capital.

SP Goldman Sachs Small Cap Value Portfolio: Seeks long-term growth of capital.

SP Large Cap Value Portfolio: Seeks long-term growth of capital.

SP LSV International Value Portfolio (formerly SP Deutsche International Equity Portfolio): Seeks long-term capital appreciation.

SP Mid Cap Growth Portfolio: Seeks long-term growth of capital.

SP PIMCO High Yield Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP PIMCO Total Return Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP Prudential U.S. Emerging Growth Portfolio: Seeks long-term capital appreciation.

SP Small Cap Growth Portfolio (formerly SP State Street Research Small Cap Growth Portfolio): Seeks long-term capital growth.

SP Strategic Partners Focused Growth Portfolio: Seeks long-term growth of capital.

SP William Blair International Growth Portfolio: Seeks long-term growth of capital.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio: Seeks capital appreciation by investing in domestic equity portfolios and international equity portfolios.
SP Balanced Asset Allocation Portfolio: Seeks to provide a balance between current income and growth of capital by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
SP Conservative Asset Allocation Portfolio: Seeks to provide current income with low to moderate capital appreciation by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
SP Growth Asset Allocation Portfolio: Seeks to provide long-term growth of capital with consideration also given to current income, by investing in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global, Natural Resources, Jennison , Jennison 20/20 Focus, SP Prudential U.S. Emerging Growth and the Value Portfolios. Jennison serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio, Equity, and the SP Strategic Partners Focused Growth Portfolios. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond, Government Income, High Yield Bond, Money Market and the Zero Coupon Bond 2005 Portfolios. PIM serves as a subadviser for a portion of the assets of the Conservative Balanced, Diversified Conservative Growth and the Flexible Managed Portfolios. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for Small Capitalization Stock and Stock Index Portfolios. QMA serves as subadviser to a portion of the Conservative Balanced and Flexible Managed Portfolios. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

A I M Capital Management, Inc. (“AIM Capital”) serves as the subadviser for the SP AIM Core Equity Portfolio. A I M’s principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. (“Alliance”) serves as the subadviser to the SP AllianceBernstein Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Calamos Advisors LLC (“Calamos”) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos’ address is 1111 E. Warrenville Road, Naperville, IL 60563-1463.

Davis Advisors (“Davis”) serves as the subadviser to the SP Davis Value Portfolio. Davis’ business address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle’s address is 880 Carillon Parkway, St. Petersburg, Florida 33733.

EARNEST Partners LLC (“EARNEST”) serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST’s business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM’s address is 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley’s address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P.     Morgan Investment Management Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan’s address is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (“LSV”) serves as the subadviser for the SP LSV International Value Portfolio. LSV’s address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman’s address is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio and is the sole subadviser for the SP PIMCO Total Return and the SP PIMCO High Yield Portfolios. PIMCO’s business address is 840 Newport Center Drive, Newport Beach, CA 92660.

RS Investment Management, LP (“RS Investments”) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (“William Blair”) serves as the subadviser for the SP William Blair International Growth Portfolio. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

------------------------------------------------------------------------------------------------------------
                                     The Prudential Series Fund, Inc.

------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------- --------------- ------- ----------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees         (1)
---------------------------------------------------- -------------- --------------- ------- ----------------
---------------------------------------------------- -------------- --------------- ------- ----------------
Conservative Balanced Portfolio                          0.55%          0.04%         --         0.59%
Diversified Bond Portfolio                               0.40%          0.05%         --         0.45%
Diversified Conservative Growth Portfolio                0.75%          0.22%         --         0.97%
Equity Portfolio                                         0.45%          0.03%         --         0.48%
Flexible Managed Portfolio                               0.60%          0.02%         --         0.62%
Global Portfolio                                         0.75%          0.09%         --         0.84%
Government Income Portfolio                              0.40%          0.07%         --         0.47%
High Yield Bond Portfolio                                0.55%          0.04%         --         0.59%
Jennison Portfolio                                       0.60%          0.04%         --         0.64%
Jennison 20/20 Focus Portfolio                           0.75%          0.13%         --         0.88%
Money Market Portfolio                                   0.40%          0.05%         --         0.45%
Natural Resources Portfolio                              0.45%          0.06%         --         0.51%
Small Capitalization Stock Portfolio                     0.40%          0.07%         --         0.47%
Stock Index Portfolio                                    0.35%          0.03%         --         0.38%
Value Portfolio                                          0.40%          0.04%         --         0.44%
Zero Coupon Bond 2005 Portfolio                          0.40%          0.23%         --         0.63%
SP Aggressive Growth Asset Allocation
    Portfolio (2) (3)                                    0.84%          0.11%         --         0.95%
SP AIM Core Equity Portfolio (2)                         0.85%          0.63%         --         1.48%
SP AllianceBernstein Large Cap Growth                                                 --
    Portfolio                                            0.90%          0.17%                    1.07%
SP Balanced Asset Allocation Portfolio  (2) (3)          0.76%          0.09%         --         0.85%
SP Conservative Asset Allocation                                                      --
    Portfolio (2) (3)                                    0.72%          0.08%                    0.80%
SP Davis Value Portfolio                                 0.75%          0.07%         --         0.82%
SP Goldman Sachs Small Cap Value Portfolio               0.90%          0.06%         --         0.96%
SP Growth Asset Allocation Portfolio (2) (3)             0.81%          0.10%         --         0.91%
SP Large Cap Value Portfolio                             0.80%          0.06%         --         0.86%
SP LSV International Value Portfolio (2)                 0.90%          0.33%         --         1.23%
SP Mid Cap Growth Portfolio (2)                          0.80%          0.26%         --         1.06%
SP PIMCO High Yield Portfolio                            0.60%          0.08%                    0.68%
SP PIMCO Total Return Portfolio                          0.60%          0.05%         --         0.65%
SP Prudential U.S. Emerging Growth Portfolio             0.60%          0.18%         --         0.78%
SP Small Cap Portfolio                                   0.95%          0.14%         --         1.09%
SP Strategic Partners Focused Growth                                                  --
    Portfolio (2)                                        0.90%          0.38%                    1.28%
SP William Blair International Growth Portfolio          0.85%          0.17%                    1.02%
---------------------------------------------------- -------------- --------------- ------- ----------------

(1)      Total annual expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2004.
(2)      The portfolio's total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements.  These expense reimbursements are voluntary and may be terminated by Prudential Investment LLC at any time.  After accounting for the expense reimbursements, the portfolio's actual annual operating expenses were:  0.94% - SP Aggressive Growth
     Asset Allocation Portfolio; 1.00% - SP AIM Core Equity Portfolio; 0.84% - SP Balanced Asset Allocation Portfolio;
     0.79% - SP Conservative Asset Allocation Portfolio; 0.90% - SP Growth Asset Allocation Portfolio; 1.10% - SP LSV
     International Value Portfolio; 1.00% SP Mid Cap Growth Portfolio; 1.01% - SP Strategic Partners Focused Growth
     Portfolio; 1.30% - SP Technology Portfolio.
(3)      Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc.  The
     Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC.

AIM Variable Insurance Funds — Series I Shares

AIM V.I. Core Stock Fund — Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it may also invest in companies that have not paid regular dividends.

AIM V.I. Diversified Income Fund — Series I shares: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. Dynamics Fund — Series I shares: Seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase.

AIM V.I. Government Securities Fund — Series I shares: The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund – Series I shares: The fund’s investment objective is to seek growth of capital. The fund seeks to meet this objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. Health Sciences Fund – Series I shares: Seeks capital growth by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies related to health care. Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.

AIM V.I. High Yield Fund – Series I shares: The fund’s investment objective is to achieve a high level of current income by normally investing at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in a diversified portfolio of high yield corporate bonds rated below investment grade or bonds that are of comparable quality, commonly known as “junk bonds,” and preferred stock with below investment grade ratings or those deemed by AIM to be of comparable quality. These investments generally offer higher rates of return, but are riskier than investment in securities of issuers with higher credit ratings. A portion of the Fund’s net assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds.

AIM V.I. International Growth Fund – Series I shares: The fund’s investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund — Series I shares: The fund’s investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet is objectives, by investing, normally 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital.

AIM V.I. Technology Fund — Series I shares: The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

AIM V.I. Total Return Fund — Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund’s net assets will be invested in debt securities and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investment at Advisor’s discretion, based upon current business, economic, and market conditions.

AIM V.I. Utilities Fund — Series I shares : Seeks capital growth and also current income by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless.

A I M Advisors, Inc. (“AIM”) serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO Institutional (N.A.), Inc. serves as the subadvisor for the AIM V.I. Core Stock Fund and the AIM V.I. Total Return Fund. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

-----------------------------------------------------------------------------------------------------------
                              AIM Variable Insurance Funds - Series I Shares
-----------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------- --------------- ------- ---------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees
---------------------------------------------------- -------------- --------------- ------- ---------------
AIM V.I. Core Stock Fund  (1) (2)                        0.75%          0.46%         --        1.21%
    (3)
AIM V.I. Diversified Income Fund (1) (2)                 0.60%          0.41%         --        1.01%
AIM V.I. Dynamics Fund  (1) (2)
    (4)                                                  0.75%          0.39%         --        1.14%
AIM V.I. Financial Services Fund
    (1) (2)                                              0.75%          0.37%         --        1.12%
AIM V.I. Government Securities Fund  (1)
     (2) (5)                                             0.47%          0.40%         --        0.87%
AIM V.I. Growth Fund  (1) (2)                            0.63%          0.28%         --        0.91%
AIM V.I. Health Sciences Fund (1)
    (2) (4) (7)                                          0.75%          0.36%         --        1.11%
AIM V.I. High Yield Fund (1) (2) (6)                     0.62%          0.42%         --        1.04%
AIM V.I. International Growth Fund (1) (2)               0.74%          0.40%         --        1.14%
AIM V.I. Premier Equity Fund (1) (2)                     0.61%          0.30%         --        0.91%
AIM V.I. Technology Fund (1) (2)                         0.75%          0.40%         --        1.15%
AIM V.I. Total Return Fund  (1) (2) (4)                  0.75%          1.08%         --        1.83%
AIM V.I. Utilities Fund  (1) (2)                         0.60%          0.41%         --        1.01%
---------------------------------------------------- -------------- --------------- ------- ---------------

(1)      Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets.  There is no guarantee that actual expenses will be the same as those shown in the table.
(2)      The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds except for AIM
       V.I. High Yield Fund.  In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:  (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  Those credits are used to pay certain expenses incurred by the Fund.  The expense limitation is in effect through April 30, 2006.
(3)      Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees.  The fee waiver reflects this agreement.
(4)      Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.  The fee waiver reflects this agreement.
(5)      Other Expenses includes interest expense of 0.09%.
(6)      The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in
       Note 2) of Series I shares to 1.05% of average daily net assets. The expense limitation agreement is in effect through April 30, 2006.
(7)      Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.
AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)

AllianceBernstein Global Bond Portfolio: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation.

AllianceBernstein Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein International Portfolio: Seeks total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein Large Cap Growth Portfolio (formerly AllianceBernstein Premier Growth Portfolio): Seeks growth of capital rather than current income by employing aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

AllianceBernstein Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

AllianceBernstein Small Cap Growth Portfolio: Seeks growth of capital by pursuing aggressive investment policies investing principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

AllianceBernstein U.S. Government/High Grade Securities Portfolio: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

AllianceBernstein Utility Income Portfolio: Seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Worldwide Privatization Portfolio: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

-----------------------------------------------------------------------------------------------------------
                  AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AllianceBernstein Global Bond Portfolio                    0.45%          0.43%       --        0.88%
AllianceBernstein Global Dollar Government
    Portfolio                                              0.50%          1.26%       --        1.76%
AllianceBernstein Growth Portfolio                         0.75%          0.13%       --        0.88%
AllianceBernstein Growth and Income Portfolio              0.55%          0.05%       --        0.60%
AllianceBernstein International Portfolio                  0.75%          0.58%       --        1.33%
AllianceBernstein Large Cap Growth (formerly
    AllianceBernstein Premier Growth Portfolio)            0.75%          0.06%       --        0.81%
AllianceBernstein Real Estate Investment Portfolio         0.55%          0.22%       --        0.77%
AllianceBernstein Small Cap Growth Portfolio               0.75%          0.39%       --        1.14%
AllianceBernstein U.S. Government/High Grade
    Securities Portfolio                                   0.45%          0.23%       --        0.68%
AllianceBernstein Utility Income Portfolio                 0.55%          0.53%       --        1.08%
AllianceBernstein Worldwide Privatization
    Portfolio                                              0.75%          0.90%       --        1.65%
------------------------------------------------------ --------------- ------------ ------- ---------------

American Century Variable Portfolios, Inc.

VP Balanced Fund: Seeks long-term capital growth and current income by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and the remainder of the Portfolio’s assets in bonds and other fixed-income securities.

VP International Fund: Seeks capital growth over time by investing in stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation.

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each of the above funds is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is 4500 Main Street, Kansas City, Missouri 64111.

-----------------------------------------------------------------------------------------------------------
                                American Century Variable Portfolios, Inc.

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
VP Balanced Portfolio (1)                                  0.90%           --         --        0.90%
VP International Portfolio (1)                             1.27%           --         --        1.27%
VP Value (1)                                               0.93%           --         --        0.93%
------------------------------------------------------ --------------- ------------ ------- ---------------

(1)      Based on  expenses  incurred  by the fund,  as stated  in the most  recent  shareholder  report.  This fund has a stepped  fee schedule.  As a result, the fund's management rate generally decreases as the fund assets increase.

Credit Suisse Funds

Credit Suisse Trust I

Emerging Markets Portfolio: Seeks long-term growth of capital by investing in foreign equity securities, focusing on the world’s less developed countries, and analyzing a company’s growth potential, using a bottom-up investment approach.

Global Small Cap Portfolio (formerly Global Post-Venture Capital Portfolio): Seeks long-term growth of capital by investing primarily in equity securities of small companies from at least three countries, including the U.S., using a bottom-up investment approach, seeks to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values.

International Focus Portfolio: Seeks long-term capital appreciation by investing in equity securities of issuers from at least three foreign countries; and favoring stocks with discounted valuations, using a value-based, bottom-up investment approach.

Small Cap Growth Portfolio: Seeks capital growth by investing in equity securities of small U.S. companies, using a growth investment style, may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC (“CSAM”). CSAM’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAM’s U.K. and Australian affiliates, each known as Credit Suisse Asset Management Limited (“CSAM U.K.” and “CSAM Australia,” respectively), each serve as sub-investment advisors for the Emerging Markets, Global Small Cap and International Focus Portfolios. CSAM U.K.‘s principal business address is Beaufort House, 15 St. Botolph Street, London, EC3A7JJ, United Kingdom. CSAM Australia’s principal business address is Level 32 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia.

-----------------------------------------------------------------------------------------------------------
                                          Credit Suisse Trust I

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Emerging Markets Portfolio (1)                             1.25%          0.44%       --        1.69%
Global Small Cap Portfolio (formerly Global Post-
    Venture Capital Portfolio) (1)                         1.25%          0.32%       --        1.57%
International Focus Portfolio                              1.00%          0.37%       --        1.37%
Small Cap Growth Portfolio                                 0.90%          0.20%       --        1.10%
------------------------------------------------------ --------------- ------------ ------- ---------------

     Fee waivers and/or expense  reimbursements  reduced  expenses for the Portfolios,  without which  performance  would be lower.
     Waivers and/or reimbursements may be discontinued at any time.

The Dreyfus Funds (Initial Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal. To pursue this goal, the fund, under normal circumstances, invests at least 80% of its assets in the common stock of companies that, in the opinion of the Fund’s management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF — Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF — Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus VIF — Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio focuses on stocks of large-cap companies.

Dreyfus VIF — Growth and Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations, asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation – protection securities (TIPS).

Dreyfus VIF — Small Company Stock Portfolio: Seeks capital appreciation. To pursue its goal, the portfolio normally invests at least 80% of its assets in stocks of small-capitalization companies.

Dreyfus Investment Portfolios (“Dreyfus IP”)

Dreyfus IP — International Value Portfolio: Seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings or shortly thereafter.

Dreyfus IP — Special Value Portfolio: Seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings or shortly thereafter.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation (“DSC”). Dreyfus’ and DSC’s principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the Special Value Portfolio is Jennison Associates, LLC; and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

-----------------------------------------------------------------------------------------------------------
                                         The Dreyfus Corporation

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                        Advisory Fees   Expenses     Fees
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Funds (Initial Shares)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Socially Responsible Growth Fund,               0.75%         0.07%       --        0.82%
    Inc.(1)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus Variable Investment Funds
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus VIF - Appreciation Portfolio (1)                    0.75%         0.04%       --        0.79%
Dreyfus VIF - Developing Leaders Portfolio (1)              0.75%         0.04%       --        0.79%
Dreyfus VIF - Disciplined Stock Portfolio (1)               0.75%         0.10%       --        0.85%
Dreyfus VIF - Growth and Income Portfolio (1)               0.75%         0.07%       --        0.82%
Dreyfus VIF - International Equity (1)                      0.75%         0.29%       --        1.04%
Dreyfus VIF - Quality Bond Portfolio (1)                    0.65%         0.09%       --        0.74%
Dreyfus VIF - Small Company Stock Portfolio (1)             0.75%         0.20%       --        0.95%
Dreyfus IP - International Value Portfolio (1)              1.00%         0.25%       --        1.25%
Dreyfus IP - Special Value Portfolio (1) (2)                0.75%         0.18%       --        0.93%
------------------------------------------------------- -------------- ------------ ------- ---------------

(1)  The expenses shown are for the initial class shares for the fiscal year ended December 31, 2004.  Current or future expenses may be greater or less than those presented.  Please consult the underlying mutual fund prospectus for more complete information.
(2)  The Dreyfus Corporation has undertaken, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Asset Allocation Fund: Seeks high total return by investing in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Templeton Growth Securities Fund: Seeks long-term capital growth by normally investing in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403, serves as the investment adviser for the Templeton Global Income Securities, and serves as subadviser for the Templeton Global Asset Allocation Fund. The investment adviser for the Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. (“TAML”). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited (“TGAL”) serves as the investment adviser for the Templeton Growth Securities Fund. TGAL has offices in Lyford Cay, Nassau, Bahamas. Templeton Asset Management Limited, #7 Temasek Boulevard, #38-3, Suntec Tower One, Singapore, serves as subadviser to the Templeton Growth Securities Fund.

-----------------------------------------------------------------------------------------------------------
                 Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------- ------------- -------- ---------------
Fund Name                                               Investment      Other      12b-1    Total Expenses
                                                         Advisory
                                                           Fees        Expenses     Fees
------------------------------------------------------ ------------- ------------- -------- ---------------
------------------------------------------------------ ------------- ------------- -------- ---------------
Templeton Developing Markets Securities Fund              1.25%         0.29%       0.25%       1.79%
Templeton Foreign Securities Fund (1)                     0.68%         0.19%       0.25%       1.12%
Templeton Global Asset Allocation Fund (1)                0.61%         0.24%       0.25%       1.10%
Templeton Global Income Securities Fund (2)               0.62%         0.16%       0.25%       1.03%
Templeton Growth Securities Fund (2) (3)                  0.79%         0.07%       0.25%       1.11%
------------------------------------------------------ ------------- ------------- -------- ---------------

(1)      The Fund's manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton Money
     Market Fund (the Sweep Money Fund).  This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission.
(2)      The Fund administration fee is paid indirectly through the management fee.
(3)      While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

Janus Aspen Series

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Flexible Bond Portfolio (formerly Flexible Income Portfolio): Seeks maximum total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including, but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Large Cap Growth Portfolio (formerly Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase.

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

----------------------------------------------------------------------------------------------------------
                                Janus Aspen Series (Institutional Shares)

----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- --------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees     Expenses
------------------------------------------------------ --------------- ------------ ------- --------------
------------------------------------------------------ --------------- ------------ ------- --------------
Balanced Portfolio                                         0.55%          0.01%       --        0.56%
Flexible Bond Portfolio (formerly Flexible Income
     Portfolio)                                            0.52%          0.03%       --        0.55%
Large Cap Growth Portfolio (formerly Growth
Portfolio)                                                 0.64%          0.02%       --        0.66%
International Growth                                       0.64%          0.04%       --        0.68%
Mid Cap Growth Portfolio                                   0.64%          0.01%       --        0.65%
Worldwide Growth Portfolio                                 0.60%          0.03%       --        0.63%
------------------------------------------------------ --------------- ------------ ------- --------------

   Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in Portfolios' management fees effective July 1, 2004.

J.P.     Morgan Series Trust II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks by investing at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes.

J.P.     Morgan Investment Management Inc. (“J.P. Morgan”) serves as the investment adviser to each of the above-mentioned portfolios. J.P Morgan’s principal business address is 522 Fifth Avenue, New York, New York 10036.

-------------------------------------------------------------------------------------------------------------
                                        J.P. Morgan Series Trust II

-------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------- ---------------- ------- ---------------
Fund Name                                               Investment   Other Expenses   12b-1       Total
                                                         Advisory
                                                           Fees            (1)         Fees    Expenses (2)
------------------------------------------------------ ------------- ---------------- ------- ---------------
------------------------------------------------------ ------------- ---------------- ------- ---------------
JPMorgan Bond Portfolio (1) (2)                           0.30%           0.45%         --        0.75%

JPMorgan International Equity Portfolio (1) (3)           0.60%           0.60%         --        1.20%
                                                                                        --
JPMorgan Small Company Portfolio (1) (4)                  0.60%           0.55%                   1.15%
JPMorgan U.S. Large Cap Core Equity Portfolio (1) (5)     0.35%           0.50%         --        0.85%
------------------------------------------------------ ------------- ---------------- ------- ---------------

(1)      "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2)      Reflect written agreements pursuant to which JPMorgan Funds Management, Inc. agrees that it will reimburse the Bond
       Portfolio, International Equity Portfolio, Small Company Portfolio and the U.S. Large Cap Core Equity Portfolio to
       the extent total annual operating expenses of the Portfolios' Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75%, 1.20%, 1.15% and 0.85%, respectively of its average daily net assets through 4/30/06.  In addition, the Portfolios' service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued.

Lazard Retirement Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500® Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the Investment Manager believes are undervalued.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

Lazard Asset Management LLC (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

-----------------------------------------------------------------------------------------------------------
                                      Lazard Retirement Series, Inc.

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Emerging Markets Portfolio (1)                            1.00%         1.71%       0.25%       2.96%
Equity Portfolio (1)                                      0.75%         2.89%       0.25%       3.89%
International Equity Portfolio (1)                        0.75%         0.40%       0.25%       1.40%
Small Cap Portfolio (1)                                   0.75%         0.37%       0.25%       1.37%
----------------------------------------------------- -------------- ------------- -------- ---------------

(1)      Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, 1.25%, 1.25% and
     1.25% for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.

MFS® Variable Insurance Trustsm(Initial Class Shares)

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series (formerly MFS Bond Series): Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------
                          MFS® Variable Insurance Trustsm (Initial Class Shares)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
MFS Emerging Growth Series(1)                              0.60%          0.39%       --        0.99%
MFS High Income Series                                     0.75%          0.12%       --        0.87%
MFS Investors Trust Series (1)                             0.75%          0.11%       --        0.86%
MFS Research Series (1)                                    0.75%          0.11%       --        0.86%
MFS Research Bond Series (formerly MFS Bond
    Series)(2)                                             0.75%          0.13%       --        0.88%
MFS Strategic Income Series                                0.75%          0.33%       --        1.08%
MFS Total Return Series (1)                                0.75%          0.08%       --        0.83%
MFS Utilities Series (1)                                   0.75%          0.14%       --        0.89%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. Each series may have entered into or may enter into brokerage arrangements that reduce or recapture series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for certain series and would equal: 0.86% for Emerging Growth Series, 0.85% for Investors Trust Series, 0.87% for Research Series, 0.82% for Total Return Series and 0.88% for Utilities Series.

(2)

MFS has contractually agreed, subject to reimbursement, to waive 0.10% of the Management Fee for the Research Bond Series and to bear the series’ expenses such that “Other Expenses” (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement.

Neuberger Berman Advisers Management Trust

AMT Balanced Portfolio: Seeks long-term capital growth and reasonable current income without undue risk to principal by allocating its assets between stocks — primarily those of mid-capitalization companies — and short-term fixed-income securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. (“NBMI”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI’s principal business address is 605 Third Avenue, New York, New York 10158-0180.

-----------------------------------------------------------------------------------------------------------
                            Neuberger Berman Advisers Management Trust ("AMT")

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AMT Balanced Portfolio (1)                                 0.85%          0.25%       --        1.10%
AMT Growth Portfolio (1)                                   0.85%          0.11%       --        0.96%
AMT Limited Maturity Bond Portfolio (1)                    0.65%          0.08%       --        0.73%
AMT Partners Portfolio (1)                                 0.83%          0.08%       --        0.91%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2007 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Growth, Limited Maturity Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Balanced, Growth, Limited Maturity Bond, and Partners Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

The Royce Capital Fund

Royce Micro-Cap Portfolio Seeks long-term growth of capital primarily by investing in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalizations below $500 million).

Royce Small-Cap Portfolio: Seeks long-term growth and secondarily current income by investing in a limited number of equity securities issued by small companies with stock market capitalizations of $2.5 billion and below.

Royce & Associates, LLC (“Royce”) serves as the investment manager of the portfolios. Royce’s principal business address is 1414 Avenue of the Americas, New York, New York 10019.

-----------------------------------------------------------------------------------------------------------
                                          The Royce Capital Fund

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- ---------------- ------------ -------- --------------
Fund Name                                               Investment        Other     12b-1        Total
                                                       Advisory Fees    Expenses     Fees      Expenses
----------------------------------------------------- ---------------- ------------ -------- --------------
----------------------------------------------------- ---------------- ------------ -------- --------------
Royce Micro-Cap Portfolio                                  1.25%          0.09%       --         1.34%
Royce Small-Cap Portfolio                                  1.00%          0.14%       --         1.14%
----------------------------------------------------- ---------------- ------------ -------- --------------
(1)	Royce & Associates, LLC, the Funds’ investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds’ Net Annual Operating Expenses ratio at or below 1.35% through December 31, 2005.

Scudder Variable Series I(Classes
A and B Shares)

Balanced Portfolio: Seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in investment grade bonds and other fixed-income securities.

Bond Portfolio: Seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

Capital Growth Portfolio: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

Global Discovery Portfolio: Seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

Growth And Income Portfolio: Seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

International Portfolio: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.

-----------------------------------------------------------------------------------------------------------
                                Scudder Variable Series I (Classes A & B)

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Balanced Portfolio (Class A) (1)                          0.48%         0.12%        --         0.60%
Bond Portfolio (Class A) (1)                              0.48%         0.12%        --         0.60%
Capital Growth Portfolio (Class B) (1)                    0.47%         0.16%       0.25%       0.88%
Global Discovery Portfolio (Class B) (1)                  0.98%         0.29%       0.25%       1.52%
Growth and Income Portfolio (Class B) (1)                 0.48%         0.16%       0.25%       0.89%
International Portfolio (Class B) (1)                     0.87%         0.26%       0.25%       1.38%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Balanced — Class A (1.00%), Bond — Class A (0.71%), Capital Growth — Class B (1.08%), Scudder Global Discovery — Class B (1.24%), Growth and Income — Class B (1.09%) and International — Class B (1.37%).

Scudder Variable Series II(Class
A Shares)

Scudder Blue Chip Portfolio: Seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are “blue chip” companies.

Scudder Fixed Income Portfolio: Seeks high current income. The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

Scudder Government & Agency Securities Portfolio: Seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

Scudder Growth Portfolio: Seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index.

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

Scudder International Select Equity Portfolio: Seeks capital appreciation. The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

Scudder Large Cap Value Portfolio: Seeks to achieve a high rate of total return. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

Scudder Small Cap Growth Portfolio: Seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

Scudder Total Return Portfolio: Seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

SVS Dreman Small Cap Value Portfolio: Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

SVS Focus Value+Growth Portfolio: Seeks growth of capital through a portfolio of growth and value stocks. The portfolio normally invests at least 65% of total assets in US common stocks.

The asset manager of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

-----------------------------------------------------------------------------------------------------------
                               Scudder Variable Series II (Class A Shares)

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Scudder Blue Chip Portfolio (2)                           0.65%         0.05%        --         0.70%
Scudder Fixed Income Portfolio (2)                        0.60%         0.06%        --         0.66%
Scudder Government & Agency Securities Portfolio          0.55%         0.06%        --         0.61%
Scudder Growth Portfolio                                  0.60%         0.05%        --         0.65%
Scudder High Income Portfolio                             0.60%         0.06%        --         0.66%
Scudder International Select Equity Portfolio             0.75%         0.14%        --         0.89%
Scudder Large Cap Value Portfolio                         0.75%         0.05%        --         0.80%
Scudder Small Cap Growth Portfolio                        0.65%         0.06%        --         0.71%
Scudder Total Return Portfolio                            0.55%         0.04%        --         0.59%
SVS Dreman Small Cap Value Portfolio (2)                  0.75%         0.04%        --         0.79%
SVS Focus Value+Growth Portfolio (2)                      0.75%         0.06%        --         0.81%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Scudder Blue Chip (0.95%), Scudder Fixed Income (0.80%), Scudder Large Cap Value (0.80%), SVS Dreman Small Cap Value (0.84%) and SVS Focus Value+Growth (0.84%).

T. Rowe Price

T.     Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above –average earnings growth. Normally, at least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital growth and income. The Portfolio invests in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T.     Rowe Price International Series, Inc.

International Stock Portfolio: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

T.     Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value. The portfolio normally invests at least 80% of net assets in bonds and 65% of total assets in short- and intermediate-term bonds. At least 90% of the fund’s portfolio will consist of investment grade securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. (“Price International”), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

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                                              T. Rowe Price

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---------------------------------------------------- -------------- -------------- ------- ----------------
Fund Name                                             Investment        Other      12b-1   Total Expenses
                                                     Advisory Fees    Expenses      Fees
---------------------------------------------------- -------------- -------------- ------- ----------------
---------------------------------------------------- -------------- -------------- ------- ----------------
Equity Income Portfolio (1)                              0.85%          0.00%        --         0.85%
International Stock Portfolio (1)                        1.05%          0.00%        --         1.05%
Limited-Term Bond Portfolio (1)                          0.70%          0.00%        --         0.70%
Mid-Cap Growth Portfolio (1)                             0.85%          0.00%        --         0.85%
New America Growth Portfolio (1)                         0.85%          0.00%        --         0.85%
Personal Strategy Balanced Portfolio (1) (2)             0.90%          0.00%        --         0.90%
---------------------------------------------------- -------------- -------------- ------- ----------------
(1)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

(2)

T. Rowe Price has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the portfolio’s investment in other T. Rowe Price portfolios. The amounts shown in the table do not include that reduction. After taking that reduction into account, actual total annual expenses would have been 0.87%.

Wells Fargo WFVT Funds

Wells Fargo Advantage Discovery Fund (Strong Mid Cap Growth Fund II merged into this Fund): Seeks long-term capital appreciation by investing principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $631 million to $33.8 billion as of December 31, 2004, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Wells Fargo Advantage Opportunity Fund (Strong Opportunity Fund II merged into this Fund): Seeks long-term capital appreciation by investing principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $631 million to $33.8 billion as of December 31, 2004, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

The investment adviser for each Fund is Wells Fargo Funds Management, LLC (Funds Management). Funds Management’s principal business address is 525 Market Street, San Francisco, CA 94105.

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                                          WELLS FARGO WFVT FUNDS
                            (STRONG FUNDS MERGED INTO WELLS FARGO WFVT FUNDS)
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---------------------------------------------------- -------------- -------------- ---------- -------------
Fund Name                                             Investment        Other      12b-1         Total
                                                     Advisory Fees    Expenses       Fees       Expenses
---------------------------------------------------- -------------- -------------- ---------- -------------
---------------------------------------------------- -------------- -------------- ---------- -------------
Wells Fargo Advantage Discovery Fund  (1) (2)            0.75%          0.22%        0.25%       1.22%
    (3) (4)
Wells Fargo Advantage Opportunity Fund (1)
    (2) (3) (4)                                          0.72%          0.20%        0.25%       1.17%
---------------------------------------------------- -------------- -------------- ---------- -------------
(1)

On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund and the Strong Discovery Fund II and Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund.

(2)

The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

(3)

Other expenses for the Opportunity and Discovery Funds are based on estimates for the current fiscal year. (4) The adviser has committed through April 30, 2007 to waive fees and/ or reimburse expenses to the extent necessary to maintain the net operating expense ratios for the funds as follows: 1.15% for the Wells Fargo Advantage Discovery Fund and 1.07% for the Wells Fargo Advantage Opportunity Fund.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential Insurance with information about its management fees and other expenses. Except for the Series Fund, Prudential Insurance has not verified that information independently.

PART C:

OTHER INFORMATION

Item 27. EXHIBITS

Exhibit (a)       Resolutions of the Board of Directors of The Prudential Insurance Company of America.
i.       Resolution establishing The Prudential Variable Contract Account GI-2.  (Note 2)
ii.      Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account
                      GI-2.  (Note 3)

Exhibit (b)       Custodian Agreements.     Not Applicable.

Exhibit (c)       Underwriting Contracts.
i.       Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of
                      America.  (Note 4)
ii.      Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the
                      Sale of the Group Contracts and Certificates.  (Note 3)
iii.     Schedule of Commissions.  (Note 3)

Exhibit (d)       Contracts.
i.       Group Contract (Note 4)
ii.      Individual Certificate.  (Note 4)

Exhibit (e)       Applications.
i.       Application Form for Group Contract.  (Note 2)
ii.      Enrollment Form for Certificate.  (Note 3)
iii.     Form of Investment Division Allocation Supplement.  (Note 3)

Exhibit (f)       Depositor'Certificate of Incorporation and By-Laws.
i.       Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 9)
ii.      By-laws of The Prudential Insurance Company of America, as amended September 10, 2002  (Note 8)

Exhibit (g)       Re-Insurance Contracts. Not Applicable.

Exhibit (h)       Participation Agreements.
i.       Representative Fund Participation Agreements.  (Note 5)
ii.      Amendment to Participation Agreement as of May 3, 2004 - Franklin Templeton Variable Insurance Products Trust (Note 1)

Exhibit (i)       Administrative Contracts.  Not Applicable

Exhibit (j)       Other Material Contracts.  Not Applicable

Exhibit (k)       Legal Opinion.
i.       Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.  (Note 1)

Exhibit (l)       Actuarial Opinion.  Not Applicable

Exhibit (m)       Calculation.  Not Applicable.

Exhibit (n)       Other Opinions.
i.       Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.  (Note 1)

Exhibit (o)       Omitted Financial Statements.  Not Applicable.

Exhibit (p)       Initial Capital Agreements.   Not Applicable

Exhibit (q)       Redeemability Exemption.
i.       Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Certificates pursuant to Rule
                      6e-3(T)(b)(12)(iii).  (Note 6)

Exhibit (r)       Powers of Attorney.  (Note 7)
                      Becker, Casellas, Cullen, Hanson, Hiner, Horner,
                      Ryan, Schmertz, Unruh

(Note 1) Filed herewith.
(Note 2) Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997.
(Note 4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997.
(Note 5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997.
(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996.
(Note 7) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.
(Note 8) Incorporated by reference to Post -Effective Amendment No. 8 to this Registration Statement, filed February 14, 2003.
(Note 9) Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

Item 28. Directors and Officers of the Depositor.

Directors of Prudential are listed below:

Name  and
Principal Business Address(*)         Position and Offices with Depositor

Frederic K. Becker                    Director
Gordon M. Bethune                     Director
W. Gaston Caperton III                Director
Gilbert F. Casellas                   Director
James G. Cullen                       Director
William H. Gray III                   Director
Jon F. Hanson                         Director
Glen H. Hiner                         Director
Constance J. Horner                   Director
Karl J. Krapek                        Director
Arthur F. Ryan                        Chairman of the Board
Ida F. S. Schmertz                    Director
James A. Unruh                        Director

Principal Officers of Prudential are listed below:

Name and
Principal Business Address(*)       Position and Offices with Depositor

Vivian L. Banta                     Chief Executive Officer, Insurance  Division
Richard J. Carbone                  Senior Vice President and Chief Financial Officer
C. Edward Chaplin                   Senior Vice President and Treasurer
Kathleen M. Gibson                  Vice President and Secretary
Robert C. Golden                    Executive Vice President
Mark B. Grier                       Vice Chairman, Financial Management
John M. Liftin                      Senior Vice President and General Counsel
Arthur F. Ryan                      Chief Executive Officer and President
Peter B. Sayre                      Senior Vice President and  Corporate Controller

*The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

The Prudential Insurance Company of America (“Prudential”), is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Prudential Financial, Inc. exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial, Inc. nor any related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company, as well as certain other subsidiaries. Prudential may be deemed to control the following separate accounts, which are registered as open-end, management investment companies under the Investment Company Act of 1940: Prudential Variable Contract Account — 2, Prudential Variable Contract Account -10, and Prudential Variable Contract Account –11. Prudential also may be deemed to control the following separate accounts, which are registered as unit investment trusts under the Investment Company Act of 1940: Prudential’s Annuity Plan Account-2, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, Prudential Variable Contract Account -24, Prudential Discovery Select Group Variable Contract Account, Prudential Discovery Premier Group Variable Contract Account, Prudential Qualified Individual Variable Contract Account, Prudential Individual Variable Contract Account, Prudential Variable Contract Account GI-2 and Prudential Variable Appreciable Account. Finally, Prudential may be deemed to control the following separate accounts, which are not registered under the Investment Company Act of 1940 pursuant to an exemption therefrom: MIDCAP — MidCap Quantitative Core Equity (domestic equity), PRIDEX — Wilshire 500 Indexing (domestic equity), PRIDEX-500 — S&P 500 Indexing (domestic equity), TIA — Short Term Account (money market), VCA-6 — Small Company Stock Account (domestic equity), VCA-17 — Long-Term Bond Account (domestic fixed income), VCA-20 — Fixed Income Enhanced Index Fund (domestic fixed income), VCA-31 — Jennison Growth Equity Account (domestic equity), VCA-32 — Prudential Institutional Active Balanced Portfolio (balanced), VCA-IF — Core Equity Account (domestic equity), VCA- Core US Fixed Income, VCA-8 — Structured Maturity Fixed Income, VCA-9 — Quantitative Core Equity, VCA-16 International Stock Index (formerly Foreign Stock Index), VCA-25 — Jennison Growth Equity Account, PAM Balanced Account, PAM II — Balanced Account, PRIFORM — Quantitative Value Equity, PRECO-1- PRIVEST, HOMEBUILDERS (RF-1), HOMEBUILDERS (RF-2), SENIOR HOUSING (SHF-I), SENIOR HOUSING II (SHF-II), STRATEGIC PERFORMANCE FUND-1, TIMBERFUND-1, TIMBERFUND-2, TIMBERFUND-3, TIMBERFUND-4, TIMBERFUND-5, UNION MORTGAGE ACCOUNT (UMA), VARIABLE INCOME ANNUITY (VIA), PRUPAR GIC IX, PRUPAR GIC XVI, GISA — NJ2, PRISA I – The Prudential Property Investment Separate Account, PRISA II — The Prudential Property Investment Separate Account II, PRECO II – The Prudential Real Estate Companies Account II, PREF II, PRISA III — The Prudential Property Investment Separate Account III, VCA-GI-1, VCA-GI-2, VCA-GI-13875, Variable Contract Account — FP (VCA-FP), VCA-GA-797006, VCA-GPA-8024, VCA-GA-7354, PRECO — COINVEST-1, VCA-GA-7899, VCA-GA-8192, VCA-GA-8708, VCA-GPA-8769, VCA-GA-4798, VCA-GA-8191, VCA-GA-30113 — The Prudential Real Estate Fixed Income Investors JV Account, VCA-GA-30108, VCA-GA-30038, VCA-GA-8217-EBIA, VCA-GA-8217-SBA, VCA-GA-9032 — MP, WCOT, VCA-GA-5503, VCA-GA-7041, VCA-GA-40016, VCA-GA-6283, VCA-GA-7072, Prudential Pooled Bond Index Separate Account, VCA-GA-7436, VCA-GA-6688, VCA-GA-6689, VCA-GA-6690, VCA-GA-5298, VCA-GA-7121, VCA-GA-7357, VCA-GA-5753, VCA-GA-5862, VCA-GA-6645, VCA-GA-210, VCA-GA-6347, VCA-GA-210GC, VCA-GA-210B, VCA-GA-7216, VCA-GA-9032-82/84AA, VCA-WCT, VCA-GA-9032-EBIA, VCA-GA-9032-MORISA, VCA-GA-9032-SBA, VCA-GA-40009, VCA-GA-9168, GISA – NJ1, VCA-GA-6692, VCA-GA-6931, VCA-GA-7146, VCA-GA-7616, VCA-GI-3-7, VCA-GI-3-8, VCA-GI-3-16, VCA-GI-3-20, VCA-GI-3-25, VCA-GI-3-32, VCA-GI-3-D, VCA-GI-3-SP, VCA-GI-3-TIA, VCA-GI-6, VCA-GI-7-AIM, VCA-GI-7-DMI-JP, VCA-GI-7-DMI-P, VCA-GI-7-DMI-ROC, VCA-GI-7-GIH, VCA-GI-7-MIH, VCA-GI-7-MIM, VCA-GI-7-PIMCO-LMI-H, VCA-GI-7-SD, VCA-GI-ATT-2, VCA-GI-AZ-CONV, VCA-GI-AZ-MEL 50/50, VCA-GI-AZ-MEL 60/40, VCA-GI-AZ-MEL 70/30, VCA-GI-BNY-1F, VCA-GI-BNY-1P, VCA-GI-CHS-2, VCA-GI-FSB-1, VCA-GI-GM-1, VCA-GI-HLR-1, VCA-GI-HLR-2, VCA-GI-HLR-3, VCA-GI-MAT-1, VCA-GI-MCN-1, VCA-GI-MFS-Value, VCA-GI-Mid Cap Value, VCA-GI-ML-1, VCA-GI-MNL, VCA-GI-NFB-1F, VCA-GI-NFB-1P, VCA-GI-One Group-MCG, VCA-GI-PIMCO-RRB, VCA-GI-PRO-1, VCA-GI-Regions-LAB, VCA-GI-Royce Small Cap, VCA-GI-RRD-2, VCA-GI-RRD-4, VCA-GI-RRD-5, VCA-GI-RRD-6, VCA-GI-RRD-7, VCA-GI-RRD-8, VCA-GI-ST-1, VCA-GI-TRG-1, VCA-GI-UP, VCA-GI-UPJ-2, VCA-GI-Vanguard Small Co, VCA-GI-ZEN-1, VCA-GI-WF-1-Cap Guard (BCY), VCA-GI-BOW-MSTD (BDR), VCA-GI-7-SB-AR (BDV) and The Prudential Variable Contract Real Property Account.

The above-referenced separate accounts (together with separate accounts of other Prudential-affiliated insurers) hold the majority of the shares of the Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential’s Gibraltar Fund, a Maryland corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund are registered under the Investment Company Act of 1940 as open-end, management investment companies.

Prudential may also be deemed to be under common control with other insurers (and non-insurers) that are direct or indirect subsidiaries of Prudential Financial, Inc. and such insurers’ separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 9, 2005, the text of which is hereby incorporated by reference.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No. 8 to this Registration Statement filed on February 14, 2003.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a)     Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund,

Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

        PIMS is also distributor of the following unit investment trusts: The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)      Information concerning the officers and directors of PIMS is set forth below.
                                                       POSITIONS AND OFFICES          POSITIONS AND OFFICES
                              NAME (1)                   WITH UNDERWRITER                WITH REGISTRANT

                          Robert F. Gunia....   President                                     None

                          Kenneth I.            Senior Vice President & Chief                 None
                      Schindler....              Compliance Officer

                          David Odenath        Executive Vice President                      None
                      751 Broad Street
                      Newark, NJ 07102

                          Scott Sleyster    Executive Vice President                      None
                      280 Trumball Street
                      Hartford, CT 06103

                          Stephen Pelletier..   Executive Vice President                      None

                          Bernard B. Winograd   Executive Vice President                      None

                          Edward P. Baird....   Executive Vice President                      None

                          William V. Healey..   Senior Vice President, Secretary              None
                                                and
                                                Chief Legal Officer

                         Michael J. McQuade..   Senior Vice President,                        None
                                                Comptroller and
                                                Chief Financial Officer

                          C. Edward Chaplin..   Executive Vice President and                  None
                                                Treasurer

                          Peter J. Boland....   Senior Vice President and                     None
                                                Director
                                                of Operations

                  The address of each person named is 100 Mulberry Street, Newark,  NJ 07102 unless otherwise noted.
(c)
------------------------------- --------------------- -------------------------- --------------------- ---------------------
Name of Principal Underwriter   Net Underwriting      Compensation on            Brokerage             Compensation
                                Discounts and         Redemption                 Commission
                                Commissions
------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------

------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------
Prudential Investment                 $13,564                    -0-                     -0-                   -0-
Management Services, LLC
------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------

------------------------------- --------------------- -------------------------- --------------------- ---------------------

Item 32. Location of Accounts and Records

Both the Depositor, The Prudential Insurance Company of America, and the Principal Underwriter, Prudential Investment Management Services, LLC (“PIMS”), are located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

(Registrant)

By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Depositor)

Attest: _________________________

By: _/s/Wayne M. Benseler____
Wayne M. Benseler
Vice President and Actuary

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 28‘th day of April, 2005.

(SEAL)

SIGNATURE AND TITLE

              /s/*                                                              /s/*
             ARTHUR F. RYAN                                                    JON F. HANSON
             CHAIRMAN OF THE BOARD, PRESIDENT AND                              DIRECTOR
            CHIEF EXECUTIVE OFFICER
                                                                                /s/*
                                                                               GLEN H. HINER
              /s/*                                                             DIRECTOR
             RICHARD J. CARBONE
             SENIOR VICE PRESIDENT AND CHIEF
             FINANCIAL OFFICER                                                  /s/*
                                                                               CONSTANCE J. HORNER
              /s/*                                                             DIRECTOR
             FREDERIC K. BECKER
             DIRECTOR
                                                                                /s/*
              /s/*                                                             IDA F.S. SCHMERTZ
             GILBERT F. CASELLAS                                               DIRECTOR
             DIRECTOR
                                                                                /s/*
              /s/*                                                             JAMES A. UNRUH
             JAMES G. CULLEN                                                   DIRECTOR
             DIRECTOR

              /s/*
             WILLIAM H. GRAY, III
             DIRECTOR
                                                                          *By:/s/Thomas C. Castano
                                                                               Attorney-in-Fact
                                                                               Dated:  April 28, 2005

EXHIBIT INDEX

h(ii)....Amendment to Participation Agreement as of May 3, 2004 --Franklin Templeton Variable Insurance Products Trust
k(i).....Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered
n(i).....Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
..........